                                                                    EXHIBIT 10.7

                                    Between
                           TRIZEC PROPERTIES LIMITED,
                                  as Landlord


                                      AND


                         NEW ERA SYSTEMS SERVICES LTD.,
                                   as Tenant


     Fifth & Fifth, Calgary, Alberta                    Date: May 21, 1996

                                 FIFTH & FIFTH
                                  OFFICE LEASE

                               TABLE OF CONTENTS
                               -----------------

                                                                           Clause No.   Page
                                                                           ----------   ----
LEASE PROVISIONS AND SCHEDULES
     Certain Lease Provisions                                                     1.1      1
     Schedules                                                                    1.2      1

CONSTRUCTION OF PREMISES
     Early  Occupation By Tenant                                                  2.1      2
     Condition of Premises and Landlord's Work                                    2.2      2
     Landlord's Approval of Tenant's Work                                         2.3      2
     Conduct and Completion of Tenant's Work                                      2.4      3
     Liens                                                                        2.5      3
     Installation of Tenant's Improvements and Fixtures                           2.6      3

DEMISE, TERM AND OCCUPATION
     Demise  of  Premises and Term                                                3.1      3
     Continuance in Possession                                                    3.2      3
     Surrender of Premises                                                        3.3      4

RENT
     Basic Rent                                                                   4.1      4
     Additional Rent                                                              4.2      4
     Additional Amounts Due to the Landlord                                       4.3      4
     Interest on Arrears                                                          4.4      5
     Set-Off and Abatement                                                        4.5      5
     Place and Manner of Payment                                                  4.6      5
     Net Lease                                                                    4.7      5

GENERAL COVENANTS
     Quiet Enjoyment                                                              5.1      5
     Covenants of the Tenant                                                      5.2      5

USE OF PREMISES
     Use of Premises                                                              6.1      6
     Nuisance                                                                     6.2      6
     Food Service Facilities                                                      6.3      6
     Insurance Policies                                                           6.4      6
     Window Coverings                                                             6.5      6
     Compliance with Laws, Regulations and Directives                             6.6      6
     Signs                                                                        6.7      6
     Rules and Regulations                                                        6.8      6
     Banking Facilities                                                           6.9      7
     Hazardous Substances                                                         6.10     7

TAXES
     Property Taxes Payable by the Landlord                                       7.1      8
     Property Taxes and Contributions Payable by the Tenant                       7.2      8
     Payment and Allocation of Property Taxes of Light Fixtures                   7.3      8
     Other Tax                                                                    7.4      9

COMMON FACILITIES
     Access to Premises                                                           8.1      9
     Access to Common Facilities                                                  8.2      9
     Restrictions on Use of Common Facilities                                     8.3      9

OPERATING EXPENSES
     Tenant's Contributions to Operating Expense                                  9.1     10
     Tenant's Payment of Operating Expense                                        9.2     10

BUILDING SERVICES AND UTILITIES
     Operation, Maintenance and Cleaning of the Building                         10.1     11
     Heating                                                                     10.2     11
     Air Conditioning                                                            10.3     11
     Elevator Service                                                            10.4     11


     Security Guards                                                             10.5     11
     Utilities                                                                   10.6     11
RELOCATION
     Relocation of Premises                                                      11.1     12

MAINTENANCE, REPAIRS AND ALTERATIONS
     Repair and Maintenance of Premises                                          12.1     13
     Entry, Inspection and Emergency Repairs by the Landlord                     12.2     12
     Repair on Notice                                                            12.3     13
     Alterations by the Tenant                                                   12.4     13
     Repairs by Landlord                                                         12.5     13
     Replacement of Fluorescent Tubes and Light Bulbs                            12.6     13
     Damage, Destruction of Premises                                             12.7     14
     Expropriation                                                               12.8     14

INSURANCE AND INDEMNITY
     Landlord's Insurance                                                        13.1     15
     Tenant's Contributions to Landlord's Insurance                              13.2     16
     Tenant's Insurance                                                          13.3     16
     Limitation of Landlord's Liability                                          13.4     17
     Limitations of Tenant's Liability                                           13.5     18
     Indemnity                                                                   13.6     18

REMEDIES UPON DEFAULT
     Re-Entry and Termination on Default                                         14.1     19
     Rights and Obligations on Re-Entry and Termination                          14.2     19
     Cross-Default by Tenant                                                     14.3     20
     Bankruptcy of the Tenant and Additional Rights of Termination               14.4     20
     Landlord's Rights to Cure Defaults                                          14.5     20
     Remedies Generally                                                          14.6     21
     Waiver                                                                      14.7     21
     Security Interest                                                           14.8     21
     Default by the Landlord                                                     14.9     21
     Limited Recourse against the Landlord                                       14.10    22

ASSIGNMENTS, TRANSFERS AND OTHER ENCUMBRANCES
     Transfers and Encumbrances by Landlord                                      15.1     22
     Subordination and Attornment by Tenant                                      15.2     22
     Certificates of Status                                                      15.3     23
     Transfers Affecting the Premises                                            15.4     23
     Successors and Assigns                                                      15.5     27

INTERPRETATION AND MISCELLANEOUS
     Notices                                                                     16.1     27
     Collateral Representations and Agreements                                   16.2     27
     Certificates                                                                16.3     28
     Legal Relationship                                                          16.4     28
     Changes in Area and the Landlord's Plan Attached as Schedule "A"            16.5     28
     Severability                                                                16.6     28
     Unavoidable Delay                                                           16.7     28
     Broker's Commission                                                         16.8     28
     Partnership Entity                                                          16.9     29
     Registration                                                               16.10     29
     Display of Premises                                                        16.11     29
     Interpretation                                                             16.12     29
     Reasonableness                                                             16.13     30
     Confidentiality                                                            16.14     30
     SECURITY DEPOSIT                                                           16.15     31
     OPTION TO RENEW                                                            16.16     31
     ARBITRATION                                                                16.17     31
     EXPANSION                                                                  16.18     32
     PARKING                                                                    16.19     33

ACCEPTANCE                                                                      17.0      33

SCHEDULES
- ---------

SCHEDULE "A" OUTLINE OF PREMISES
SCHEDULE "B" LEASE DEFINITIONS

                 SCHEDULE "C"    LANDLORD'S AND TENANT'S WORK

                                 FIFTH & FIFTH

                                  OFFICE LEASE
                                  ------------

THIS LEASE is made between the Landlord and Tenant, hereinafter identified, and constitutes a Lease between the parties hereto of the Premises in the Building, as hereinafter described, on the terms and with and subject to the covenants and agreements of the parties hereinafter set out.

1.     LEASE PROVISIONS AND SCHEDULES

1.1    Certain Lease Provisions
       ------------------------

In addition to the definitions set out in Schedule "B", the following are certain basic lease provisions which are referred to in subsequent provisions of this Lease:

    (a)       Date of this Lease:    MAY 21, 1996.

    (b)       Landlord:              TRIZEC PROPERTIES LIMITED.

    (c)       Address of Landlord:   2200, 335 - 8TH AVENUE S.W.,
                                     CALGARY, ALBERTA
                                     T2P 1C9
                                     ATTENTION:  WESTERN CANADA REGION

                                     TELECOPIER NO.: (403) 269 - 0733.

    (d)       Tenant:                NEW ERA SYSTEMS SERVICES LTD.

    (e)       Address of Tenant:     SUITE 500, 605 -  5TH AVENUE S. W.,
                                     CALGARY, ALBERTA
                                     T2P 3H5.

    (f)       Commencement Date:     JULY 1, 1996.

    (g)       Termination Date:      SEPTEMBER 30, 2002.

    (h)       Term:                  SIX (6) years AND THREE (3) MONTHS, less any broken portion of a calendar month excluded from the Term pursuant to the definition of "Term" set out in Schedule "B.".

    (i)       Rentable Area of the Premises: FIFTEEN THOUSAND, THREE HUNDRED AND
              NINETY-FOUR (15,394) square feet, subject to adjustment as provided for in the definition of "Rentable Area" set out in Schedule "B".

    (j)       Location of the Premises:   the floor of the Building numbered FIVE (5).

    (k)       Basic Rent: Determined pursuant to Section 4.1 based upon an annual amount per square foot of Rentable Area of the Premises which is as follows:

              NIL ($0.000) DURING THE PERIOD FROM THE COMMENCEMENT DATE TO AND
              INCLUDING OCTOBER 31, 1996, AND

              FOUR DOLLARS AND FIFTY CENTS ($4.50) DURING THE PERIOD FROM
              NOVEMBER 1, 1996 TO AND INCLUDING JUNE 30, 1999, AND

              SIX DOLLARS ($6.00) DURING THE PERIOD FORM JULY 1, 1999 TO AND
              INCLUDING SEPTEMBER 30, 2000, AND

              SEVEN DOLLARS ($7.00) DURING THE PERIOD FROM OCTOBER 1, 2000 TO
              AND INCLUDING SEPTEMBER 30, 2002.


1.2      Schedules
         ---------

The following Schedules are attached to and form part of this Lease:

Schedule "A"  --   Plan delineating the Premises
Schedule "B"  --   Lease Definitions

                                                           INITIAL HERE:

                                                           Tenant: // Initials
                                                                  ------------
                                                           Landlord: // Initials
                                                                    ------------

Schedule "C"  --   Landlord's Work and Tenant's Work

                                                           INITIAL HERE:

                                                           Tenant: // Initials
                                                                  --------------
                                                           Landlord: // Initials
                                                                    ------------

2.     CONSTRUCTION OF PREMISES
       ------------------------

2.1    Early Occupation by Tenant
       --------------------------

       (a) The Tenant shall not be entitled to exclusive occupation of the Premises until:

            (i) this Lease has been executed and delivered by the Tenant in a form acceptable to the Landlord, and

            (ii)  any Landlord's Work is substantially completed.

       (b) At all times while the Tenant is permitted to have occupation of the Premises prior to the Commencement Date pursuant to the provisions of this Lease, to the extent applicable, the Tenant shall be subject to and shall comply with all the provisions of this Lease except that no Basic Rent, Operating Expense or Property Taxes shall be payable by the Tenant prior to the commencement of the Term, but the Tenant shall pay for all electricity, water, temporary heat, security, refuse removal and other utilities and services furnished to the Tenant or its contractors by the Landlord or others, plus an administrative fee equal to fifteen percent (15%) of all such costs, expenses or charges, promptly upon being invoiced therefor.

2.2    Condition of Premises and Landlord's Work
       -----------------------------------------

       (a) If no items of Landlord's Work are specifically required to be performed in accordance with Schedule "C", the Tenant hereby acknowledges that it accepts the Premises in an "as-is" condition.

       (b) If Schedule "C" specifically requires that certain items of work be performed by the Landlord:

            (i) Landlord's Work shall consist only of the items of work described under the heading "Landlord's Work" in Schedule "C".

            (ii) The Landlord shall complete the Landlord's Work in a good and workmanlike manner.

            (iii) When the Tenant is entitled to occupation of the Premises pursuant to the provisions of this Lease, it shall inspect the Landlord's Work and, within fifteen (15) days after the Commencement Date, give written notice to the Landlord fully describing any defects or deficiencies in the construction of the Premises or performance of the Landlord's Work of which it becomes or should become aware. Otherwise and in all other respects the Tenant shall be deemed to be satisfied with the Landlord's Work and the condition of the Building and the Premises.

2.3    Landlord's Approval of Tenant's Work
       ------------------------------------

       (a) If Schedule "C" specifically requires that certain items of Landlord's Work be performed, in order that any Landlord's Work and the Tenant's Work may proceed expeditiously, the Tenant agrees to provide the Landlord within a reasonable time prior to the Commencement Date (and in any event not later than thirty (30) days after being requested so to do) copies of each of its preliminary plans, drawings and specifications of all the Tenant's Work prepared by qualified designers and conforming to good engineering practice together with such other information as may be necessary for the Landlord's Work to proceed and for the Tenant's Work to be approved. If the Landlord requires revisions to the Tenant's plans, drawings and specifications prior to giving final approval thereof, such revisions are to be made expeditiously by the Tenant. The Tenant acknowledges that the Landlord's Work with regard to any sprinklers, the HVAC System or any other heating, ventilating, air conditioning and cooling system servicing the Building or the Premises, and main electrical service to the Premises cannot be completed without the Tenant's plans, drawings and specifications.

       (b) If the Tenant fails to submit the required plans, drawings and specifications within any of the time limitations set out in Subsection 2.3(a), or if, in the reasonable opinion of the Landlord, any revisions required thereto are not made expeditiously, the Landlord may at its option either:

            (i) by written notice terminate this Lease without prejudice to any of its rights to damages, or

            (ii) proceed with the Landlord's Work which is independent of the Tenant's plans, drawings and specifications.

                                                          INITIAL HERE:

                                                          Tenant: // Initials
                                                                  -----------

                                                          Landlord: // Initials
                                                                    -----------

       (c) The Tenant agrees to pay to the Landlord, upon being invoiced therefor, the costs, fees and expenses incurred by the Landlord in reviewing or approving the plans and specifications submitted by the Tenant in accordance with this Section 2.3 plus an administrative fee equal to fifteen percent (15%) of all such costs, fees and expenses.

2.4    Conduct and Completion of Tenant's Work
       ---------------------------------------

The Tenant shall complete all Tenant's Work in a good and workmanlike manner to the Landlord's satisfaction and, to the extent covered by the plans, drawings and specifications approved by the Landlord, in conformity therewith. No Tenant's Work for which plans, drawings and specifications are required shall be commenced until such plans and specifications have been approved in writing by the Landlord. Any defects or deficiencies in Tenant's Work shall immediately be rectified whenever they occur and in any event when the Tenant is required to do so by the Landlord.

2.5    Liens
       -----

In the conduct of Tenant's Work or any work under Section 12.4 or to which
Section 12.4 applies, the Tenant shall comply with all the provisions of any applicable statutes respecting construction and other liens, including, without limitation, the Builders' Lien Act (Alberta), and shall take all steps necessary to ensure that no lien shall attach to the Premises, the Building Lands, the Building or any part thereof. If any such lien shall arise the Tenant shall immediately cause it to be discharged and any registration thereof vacated, failing which the Landlord may, upon not less than five (5) days notice, make such payment or take such action as may be necessary or expedient to discharge such lien (whether or not the validity of such lien is admitted or denied by the Tenant) including, without limitation, making payments into court or directly to any lien claimant or obtaining bonds or other security. The Landlord shall be entitled forthwith to be indemnified and reimbursed by the Tenant for any payment, cost or expense incurred in taking any action permitted under this
Section 2.5 (including, without limitation, legal fees and disbursements on a solicitor and his own client basis) plus an administrative fee equal to fifteen percent (15%) of all such payments, costs or expenses.

2.6    Installation of Tenant's Improvements and Fixtures
       --------------------------------------------------

All Leasehold Improvements, equipment, improvements and fixtures installed in or affixed to the Premises pursuant to this Lease, and whether by the Landlord, the Tenant or any previous tenant or other occupant of the Premises or any portion thereof, and whether or not they are trade fixtures according to law, shall upon being attached, installed or affixed become the property of the Landlord, but subject, in the case of trade fixtures only, to removal by the Tenant pursuant to Section 3.3. Notwithstanding the foregoing or any law to the contrary, if the Tenant or any of the Tenant's agents, contractors, invitees, or any person for whom the Tenant is legally responsible for creates or is permitted to bring to the Building or the Premises any Hazardous Substances or if the conduct of the Tenant's business shall cause there to be any Hazardous Substances in or at the Building or the Premises, such Hazardous Substances shall be and shall remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord regardless of the degree of affixation to the Premises or the Building of the Hazardous Substances or the goods containing the Hazardous Substances.


3.     DEMISE, TERM AND OCCUPATION

3.1    Demise of Premises and Term
       ---------------------------

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be respectively paid, observed and performed, the Landlord doth demise and lease the Premises unto the Tenant, and the Tenant doth hereby accept such demise and lease, to have and to hold for the Term and upon the conditions herein mentioned.

3.2    Continuance in Possession
       -------------------------

In the event that the Tenant remains in possession of the Premises after the expiration of the Term without objection by the Landlord and without any written agreement otherwise providing, it shall be deemed to be a tenant from month-to-month, at a monthly Basic Rent equal to ONE HUNDRED AND TWENTY-FIVE PERCENT (125%) OF the monthly Basic Rent required to be paid in the last Lease Year of the Term pursuant to Section 4.1, and subject otherwise to the provisions of this Lease which shall be read with such changes as are appropriate to a monthly tenancy but this Section 3.2 shall not authorize the Tenant to so overhold where the Landlord has objected.

                                                           INITIAL HERE:

                                                           Tenant: // Initials
                                                                   -----------

                                                           Landlord: // Initials
                                                                     -----------

3.3    Surrender of Premises
       ---------------------

Upon the expiration of the Term or sooner termination of this Lease, the Tenant shall vacate and surrender to the Landlord the Premises in accordance with the provisions of this Lease. Except to the extent as otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Premises either during or at the expiration of the Term or sooner termination of this Lease except that the
Tenant:

       (a) may, if no Event of Default has occurred or is then in existence, remove its trade fixtures, furnishings, equipment and inventory at the end of the Term,

       (b)   INTENTIONALLY LEFT BLANK, and

       (c) may, if no Event of Default has occurred or is then in existence, remove its trade fixtures, furnishings and equipment during the Term in the usual and normal course of its business where such trade fixtures, furnishings or equipment have become excess for the Tenant's purposes or the Tenant is substituting therefor new trade fixtures, furnishings and equipment.

The Tenant shall, in the case of every removal, either during or at the end of the Term, make good any damage caused to the Premises and the Building by the installation and removal. This Section 3.3 shall survive the expiration of the Term or sooner termination of this Lease. At the expiration of the Term or sooner termination of the Term, the Tenant will deliver all keys for the Premises to the Landlord at the place then fixed for the payment of Basic Rent and give to the Landlord the combination of any locks, safes and vaults in the Premises.


4.     RENT

4.1    Basic Rent
       ----------

Commencing on the Commencement Date and thereafter during the Term, the Tenant shall pay to the Landlord yearly and every Lease Year Basic Rent equal to the amount specified in Subsection 1.1(k) for such Lease Year, multiplied by the number of square feet of Rentable Area of the Premises. Basic Rent shall be payable by equal monthly instalments, in advance, on the first day of each calendar month during the Term, provided that if the Term commences on a day which is not the first day of a calendar month, then the instalment of Basic Rent payable on the Commencement Date for the broken portion of a calendar month at the beginning of the Term shall be calculated at a rate per day of one three hundred and sixty-fifth (1/365th) of the annual Basic Rent payable during the first Lease Year.

4.2    Additional Rent
       ---------------

In addition to the Basic Rent hereby reserved, commencing on NOVEMBER 1, 1996, the Tenant agrees to pay to the Landlord as rent:

       (a) the Tenant's Proportionate Share of Property Taxes for each Taxation Year, or portion thereof, occurring within the Term; and

       (b) the Tenant's Proportionate Share of Operating Expense for each Operating Year, or portion thereof, occurring within the Term.

Such amount shall be payable by the Tenant on the first day of each calendar month occurring during the Term based upon the estimates of Property Taxes and Operating Expense prepared by the Landlord for each Taxation Year and Operating Year, or portion of either, occurring during the Term pursuant to Sections 9.2 and 7.3 respectively and, subject to reconciliation, in accordance with Subsections 9.2(b) and 7.3(b) respectively.

4.3    Additional Amounts Due to the Landlord
       --------------------------------------

In addition to the Basic Rent, the Tenant shall pay to the Landlord, all other amounts which shall become due and payable hereunder by the Tenant to the Landlord and any or all of such other amounts so payable shall, when in default, be deemed to be rent, receivable as such, and all remedies of the Landlord on non-payment of rent shall be applicable thereto. The obligation of the Tenant to pay any of the rents or other amounts expressed to be payable by the Tenant pursuant to this Lease (including, without limitation, Basic Rent and Additional
Rent) owing, accrued or unpaid at the end of the Term shall survive the expiration or sooner termination of this Lease. If the Term commences on other than the first day of a calendar month and this Lease provides that Basic Rent, Additional Rent or any other amount payable hereunder escalates or commences at a time following the Commencement Date rather than on the Commencement Date, then such escalation or commencement, as the case may be, shall be deemed to occur at such time following in each case on the date which may be specified or, if no date is specified or ascertainable, at the start of a Lease Year.

                                                         INITIAL HERE:

                                                         Tenant: // Initials
                                                                 -----------

                                                         Landlord: // Initials
                                                                   -----------

                                                          INITIAL HERE:

                                                          Tenant: // Initials
                                                                  ------------
                                                          Landlord: // Initials
                                                                   ------------

4.4    Interest on Arrears
       -------------------

In every case where the Tenant shall fail to pay any instalment of rent when due or shall pay any amount which is thereafter determined, estimated or found to be less than the amount properly due, the Tenant shall pay interest at an annual rate of TWO PERCENT (2%) in excess of the Prime Rate on the unpaid amount or deficiency from the date it was properly due until paid. Whenever such interest is to be calculated over a period in excess of one (1) day, it shall be adjusted daily and compounded monthly, not in advance.

4.5    Set-off and Abatement
       ---------------------

All rent payable hereunder by the Tenant to the Landlord shall be paid without any deduction, set-off or abatement whatsoever, except as herein expressly provided. The Tenant covenants and agrees that whenever an Event of Default has occurred or in existence, the Landlord may, at its option, apply all sums received from or due to the Tenant against amounts due and payable hereunder in such manner as the Landlord sees fit regardless of any designations or instructions by the Tenant to the contrary.

4.6    Place and Manner of Payment of Rent
       -----------------------------------

       (a) All rent payable hereunder shall be paid by the Tenant to the Landlord at the office of the Landlord in the Building, or at such other place as the Landlord may designate in writing from time to time, without any prior demand therefor, and shall be payable in lawful money of Canada, at par.

       (b) On or prior to the Commencement Date and thereafter on or prior to the commencement of each Lease Year, the Landlord may, at its option and upon notice to the Tenant, require the Tenant to present to the Landlord a series of monthly post-dated cheques for the following Lease Year, in amounts conforming with the aggregate amount of monthly payments of Basic Rent and Additional Rent payable pursuant to Sections 4.1 and Subsections 7.3(a) and 9.2(a). If the Tenant changes its bank or other financial institution upon which such post-dated cheques are drawn, the Tenant shall immediately notify the Landlord in writing and provide the Landlord with new post-dated cheques drawn on the Tenant's new bank or other financial institution.

       (c) Notwithstanding Subsection 4.6(b), the Landlord may, at its option and upon notice to the Tenant, require the Tenant to immediately execute and deliver to and in the form submitted by the Landlord, any documents, instruments, authorizations or certificates required to give effect to an automatic debiting system whereby the aggregate amount of monthly payments of Basic Rent and Additional Rent payable pursuant to Sections 4.1 and Subsections 7.3(a) and 9.2(a) shall be debited monthly or from time to time, as determined by the Landlord, from the Tenant's bank account and credited to the Landlord's bank account. The Tenant shall pay all service fees and other charges in connection with the automatic debiting system contemplated by this Subsection 4.6(c). If the Tenant changes its bank or other financial institutions from which such payments are automatically debited, the Tenant shall immediately notify the Landlord in writing and ensure that such automatic debiting s ystem applies to the Tenant's new bank or other financial institution.

4.7    Net Lease
       ---------

It is the intent of the parties hereto that the Basic Rent payable under this Lease is absolutely net to the Landlord except as expressly provided for in this Lease to the contrary. Any cost or expense pertaining to the Premises, the Building or the Building Lands which is not expressly declared herein to be that of the Landlord and any obligation pertaining to the Premises, the Building or the Building Lands which is not expressly declared herein to be that of the Landlord shall be deemed to be the obligation of the Tenant to be paid by the Tenant or performed by or at the expense of the Tenant, as the case may be.


5.     GENERAL COVENANTS

5.1    Quiet Enjoyment
       ---------------

Upon the payment of the rent hereby reserved at the times and in the manner herein provided and upon the strict observance and performance of each and every one of the covenants, conditions, restrictions and stipulations by the Tenant to be observed or performed, the Tenant shall and may peaceably and quietly possess and enjoy the Premises during the Term of this Lease without any interruption from or by the Landlord or any persons lawfully claiming by, through or under it save and except as expressly provided in this Lease.

5.2    Covenants of the Tenant
       -----------------------

The Tenant covenants to pay rent and to observe and perform all the covenants and provisos of this Lease on its part to be observed and performed.


6.     USE OF PREMISES

                                                         INITIAL HERE:

                                                         Tenant: // Initials
                                                                --------------

                                                         Landlord: // Initials
                                                                  ------------

6.1    Use of Premises
       ---------------

The Tenant shall use and occupy the Premises only for lawful purposes in connection with its corporate and business offices, provided it shall comply with this Lease and the requirements of federal, provincial and municipal laws, by-laws and regulations.

6.2    Nuisance
       --------

The Tenant shall not use or permit any part of the Premises to be used in such manner as to cause a nuisance or otherwise cause or permit annoying noises or vibrations or offensive odours to emanate therefrom and the Tenant agrees that the Landlord shall determine in its own discretion if any such state or condition exists. The Tenant shall not permit any overloading of the floor or floors of the Premises and the Tenant shall not place therein any safe, heavy business machine or other heavy object without first obtaining the written consent of the Landlord and the Tenant agrees that the Landlord shall determine in its own discretion if any state or condition of overloading exists or may exist. Any background music provided by the Tenant in the Premises shall be from the same source as that provided by the Landlord in the Building or if no background music is provided by the Landlord, from such source as shall have been previously approved in writing by the Landlord.

6.3    Food Service Facilities
       -----------------------

The Tenant shall not conduct a restaurant, cafeteria, snack bar or other food dispensing operation in or from the Premises; provided, however, that the Tenant shall have the right to designate a lunch area in the Premises for the exclusive use of employees of the Tenant, which lunch area may include any kitchen equipment or appliance which does not require ventilation SUCH AS A MICROWAVE OVEN but in any event shall not include a stove.

6.4    Insurance Policies
       ------------------

The Tenant shall not do or permit to be done or omit to do anything or permit any omission which shall cause or shall have the effect of potentially causing the rate of insurance upon the Building or any part thereof to be increased at any time during the Term; provided, however, that if such rate of insurance shall be increased as a result of the use and occupancy of the Premises by the Tenant or any act or omission of the Tenant then, notwithstanding any other remedy the Landlord may have, the Tenant shall, on demand, pay to the Landlord the amount by which the insurance premium shall be so increased plus an administration fee equal to fifteen percent (15%) of the amount of the increase of such premium.

6.5    Window Coverings
       ----------------

The Tenant shall use only those window coverings designated for the Premises by the Landlord. The Tenant shall be responsible for ensuring the window coverings are cleaned, repaired and maintained. The Tenant shall have the right to install overcurtains, provided that any such overcurtains shall be placed on the room side of the window coverings designated by the Landlord and provided that such overcurtains shall not disrupt or adversely affect the heating, cooling, or air-conditioning of the Building or impose an above-average load on the HVAC System.

6.6    Compliance with Laws, Regulations and Directives
       ------------------------------------------------

The Tenant shall at its expense comply with all provisions of law including, without limitation, federal and provincial legislative enactments, building and other civic by-laws and any other governmental and municipal codes and regulations which relate to the Tenant's partitioning, equipment, operation and use of the Premises or the making by the Tenant of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Premises or the conduct of any business conducted in, at or from the Premises. The Tenant shall comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authorities or made by insurance underwriters.

6.7    Signs
       -----

The Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or visible from the outside of the Building, nor shall the Tenant paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on the outside of the Premises or inside the Premises so as to be visible from the outside of the Premises without the written consent of the Landlord. The Landlord shall prescribe, and the Tenant shall adopt, a uniform pattern of tenant identification signs to be placed on the outside of the doors leading to the Premises. The Tenant shall comply with the Landlord's sign policy adopted from time to time.

6.8    Rules and Regulations
       ---------------------

The Tenant covenants and agrees that the Rules and Regulations are part of this Lease and shall in all respects be observed and obeyed, conformed to and performed by the Tenant and its employees, contractors, agents and invitees. The Landlord shall have the right to amend the Rules and Regulations as in its judgement may from time

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to time be necessary for the proper operation of the Building. All such Rules and Regulations now and hereafter in force shall be read as forming part of the provisions of this Lease as if the same were embodied herein.

6.9    Banking Facilities
       ------------------

The Tenant shall not permit the Premises or any part thereof to be used for any purpose which is not compatible with a first class commercial and office building in the City of Calgary, Alberta and shall not, in any event, permit or suffer:

       (a) the Premises or any part thereof to be occupied (whether by way of any Transfer or otherwise) by any bank, trust company, credit union or loan company for any purpose, or by any other person, firm, corporation or institution (including a governmental institution) for use for the purposes of accepting in any way money on deposit from the public or lending money to the public; or

       (b) the installation, placement or use on any part of the Premises of any sign, teller machine, automatic banking vault, multi-institution automatic banking vault or kiosk or device of whatsoever nature, the purpose of which is to advertise or provide any banking service whatsoever.

6.10   Hazardous Substances
       --------------------

       (a) The Tenant shall not cause or permit Hazardous Substances to be brought upon, kept or used in or about the Premises without the prior written consent of the Landlord, which consent may be unreasonably or arbitrarily withheld unless the Tenant demonstrates to the Landlord's reasonable satisfaction that such Hazardous Substances are reasonably necessary for the Tenant's use of the Premises and that it will be used, kept, stored and disposed of in a manner that complies with all federal, provincial and municipal laws regulating any such Hazardous Substances.

       (b) The Tenant authorizes the Landlord to make enquiries from time to time of any government or governmental agency in order to determine the Tenant's compliance with any and all laws and regulations pertaining to Hazardous Substances and the protection of the environment. The Tenant covenants and agrees that it will from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information.

       (c) The Landlord may at any time and from time to time inspect the Premises and the Tenant's records for the purpose of identifying the existence, nature and extent of Hazardous Substances on the Premises and the Tenant's use, storage and disposal of such Hazardous Substances, and the Tenant agrees to cooperate with the Landlord in its performance of each such inspection. If the Landlord, acting reasonably, determines following any such inspection that further testing or investigation is required in order to monitor the Tenant's compliance with all applicable laws relating to the use, storage and disposal of Hazardous Substances, the Landlord may, at its option, require the Tenant, at its expense, to arrange for such testing or investigation, or may arrange for such testing or investigation itself, in which case the Landlord's costs of any such testing or investigation shall be paid by the Tenant to the Landlord forthwith upon demand therefor.

       (d) If any governmental authority having jurisdiction shall require the clean-up of any Hazardous Substances held, released, spilled, abandoned or placed upon the Premises or the Building or released into the environment by the Tenant or by anyone for whom the Tenant is responsible in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Premises, then the Tenant shall, at its own expense, prepare all necessary studies, plans and proposals and submit the same for approval, shall provide all bonds and other security required by governmental authorities having jurisdiction and shall carry out the work required and keep the Landlord fully informed and shall provide to the Landlord full information with respect to proposed plans and comply with the Landlord's reasonable requirements with respect to such plans. The Tenant further agrees that if the Landlord determines, in its own discretion that the Building, the Landlord or the Landlord's reputation is placed in any jeopardy by the requirement for any such work, the Landlord may itself undertake such work or any part thereof at the cost and expense of the Tenant.

       (e) Upon the request of the Landlord, the Tenant shall disclose in writing, the names and approximate amounts of all Hazardous Substances that the Tenant uses, keeps, stores or disposes of in or on the Premises or the Building and the names and amounts of all Hazardous Substances that were actually used, kept, stored or disposed of in or on the Premises or the Building during the previous Lease Years.

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7.     TAXES
       -----

7.1    Property Taxes Payable by the Landlord
       --------------------------------------

The Landlord shall pay or cause to be paid to all applicable Taxing Authorities all Property Taxes, with the exception of business taxes, business assessments, water taxes, assessments, rates and levies imposed on the Tenant or other tenants and occupants of the Building (and not upon the Landlord) in respect of any business carried on, in, or use and occupancy of, any rentable premises in the Building, including the Premises, but subject to its right of reimbursement as provided in this Article 7.

7.2    Property Taxes and Contributions Payable by the Tenant
       ------------------------------------------------------

       (a) The Tenant shall promptly pay when due to all applicable Taxing Authorities all Property Taxes which consist of business taxes imposed in respect of any and every business carried on in the Premises, or in respect of the use or occupancy thereof, including any business assessments or taxes imposed in respect of the Common Facilities or any portion thereof.

       (b) THE TENANT SHALL PAY TO THE LANDLORD IN THE MANNER HEREINAFTER PROVIDED FOR IN EACH TAXATION YEAR OR PORTION THEREOF OCCURRING DURING THE TERM, PORTION OF PROPERTY TAXES, CALCULATED BY MULTIPLYING THE PROPERTY TAXES DURING SUCH TAXATION YEAR BY THE TENANT'S PROPORTIONATE SHARE. IF THE COMMENCEMENT DATE OR THE TERMINATION DATE OCCURS DURING ANY TAXATION YEAR, SUCH THAT THE WHOLE OF ANY TAXATION YEAR IS NOT INCLUDED WITHIN THE TERM, THE TENANT'S PROPORTIONATE SHARE OF PROPERTY TAXES FOR SUCH TAXATION YEAR SHALL BE ADJUSTED ON A PER DIEM BASIS.
                                        --------

7.3    Payment and Allocation of Property Taxes
       ----------------------------------------

The following provisions apply to the payment and allocation of Property Taxes:

       (a) Prior to the Commencement Date and the commencement of each Taxation Year, or portion thereof, which occurs during the Term, the Landlord may estimate the amount of Property Taxes and the Tenant's contributions thereto to become payable under Subsection 7.2(b) in the next ensuing or current Taxation Year and shall notify the Tenant in writing of such estimate. The amount of the Tenant's contribution so estimated shall be payable by the Tenant to the Landlord in accordance with Section 4.2. When such Property Taxes for such Taxation Year become finally determined the Landlord shall recalculate such aforementioned contributions, and the Landlord shall fix monthly instalments for the then remaining balance of such Taxation Year such that, after giving credit for instalments paid by the Tenant hereunder on the basis of the previous estimate, the Tenant's entire required contribution will have been paid during such Taxation Year. If for any reason such Property Taxes are not finally determined within such Taxation Year, the parties shall make the appropriate adjustment in respect of such contribution when such Property Taxes become finally determined as contemplated by Subsection 7.3(b). If the Term includes only a portion of a Taxation Year, appropriate adjustments will be made so that the Tenant's required contributions will be for that portion of the Taxation Year which is during the Term. Notwithstanding the Term may commence following that portion of any Taxation Year in which the entire amount of such Property Taxes for each Taxation Year have become due and payable to the applicable Taxing Authority, the Tenant shall nonetheless pay its required contribution for such Taxation Year as contemplated by Subsection 7.2(b) upon demand.

       (b) Within one hundred and twenty (120) days after the end of each Taxation Year, the Landlord shall furnish to the Tenant an audited statement of the actual Property Taxes during such Taxation Year and the amount thereof payable by the Tenant pursuant to Section 7.2, showing in reasonable detail the information relevant and necessary to the exact calculation and determination thereof. If the audited statement shows that the Tenant has underpaid its required contribution to Property Taxes, the Tenant shall pay to the Landlord the amount of such deficiency within fourteen (14) days of the date the Tenant receives the audited statement. If the audited s tatement shows that the Tenant has overpaid its required contribution of Property Taxes, the Landlord may, in its sole discretion, credit the amount of such overpayment towards the Tenant's rental account, or take the amount of the overpayment into consideration when determining the monthly instalments of Property Taxes for the then current Taxation Year, or refund the overpayment to the Tenant. The Tenant agrees that any audited statement provided pursuant to this Subsection 7.3(b) shall be binding on it unless, prior to the expiration of one (1) year after the last day of the Taxation Year to which such Property Taxes relate, the Tenant shows such statement to be patently unreasonable or erroneous in some substantial respect.

       (c) The Landlord may postpone payment of any Property Taxes on the Building payable by it pursuant to Section 7.1, and the Tenant may postpone payment of any Property Taxes payable by it under Subsection 7.2(a) in each case to the extent permitted by law and if prosecuting in good faith any appeal against the imposition thereof, but provided that, in the case of a postponement

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            by the Tenant which involves any risk of the Building Lands or the
            Building or any part of them or the registration of any writ, lien, charge or other encumbrance against the Building Lands, the Building or the Landlord, or the Landlord becoming liable to assessment, prosecution, fine or other liability, the Tenant shall provide security in a form and of an amount satisfactory to the Landlord in respect of such liability and give such undertakings as the Landlord may reasonably require to ensure payment thereof. The Tenant will pay to the Landlord all loss, costs, charges and expenses in respect of any increases in Property Taxes arising directly or indirectly out of an appeal or contestation by the Tenant plus an administrative fee equal to fifteen percent (15%) of all such losses, costs, charges and expenses.

       (d) To the extent that determination of any Property Taxes or the Tenant's contribution thereto depends upon an apportionment of an assessment which has not been made by any Taxing Authorities, the Landlord may allocate that portion of Property Taxes from time to time in such manner and on such basis as the Landlord shall in its sole opinion consider equitable, having regard, among other things, to general principles of assessment utilized in Calgary, Alberta. The allocation made by the Landlord shall be binding upon the Tenant unless, prior to the expiration of one (1) year after the Taxation Year to which such Property Taxes relate, the Tenant shows the Landlord's allocation to be patently unreasonable or erroneous in some substantial respect.

       (e) Whenever requested by the Landlord, the Tenant will deliver to the Landlord receipts for payment of all Property Taxes payable by the Tenant pursuant to Subsection 7.2(a) and furnish such other information in connection therewith as the Landlord may reasonably require.

7.4    Other Tax
       ---------

In addition to the other amounts payable hereunder, the Tenant shall pay, any multi-stage sales, sales, use, consumption, value-added or other similar taxes (including, without limitation, the GST) imposed by any Taxing Authority upon the Landlord, the Taxpayer or the Tenant on or in respect of this Lease, the payments made by the Tenant for the goods and services provided by the Landlord or the Taxpayer hereunder, including, without limitation, the rental of the Premises or administrative services provided to the Tenant or to tenants or other occupants of the Building generally. In addition, the Tenant shall also reimburse and indemnify the Landlord and the Taxpayer for the Tenant's Proportionate Share of amounts paid by the Landlord or the Taxpayer as or on account of such taxes in respect of any goods or services acquired by the Landlord for the purpose of this Lease. Amounts payable by the Tenant under this Section 7.4 from time to time shall be paid as and when the Basic Rent is payable.

If required the Landlord agrees, at the request and cost of the Tenant, to prepare and execute any requisite forms necessary to establish that the Tenant has paid to the Landlord the amount payable under this Section 7.4 and that the Landlord has remitted such amount to the appropriate Taxing Authority.


8.     COMMON FACILITIES

8.1    Access to Premises
       ------------------

The Landlord shall permit the Tenant, its employees and all persons lawfully requiring access to the Premises, to have access to the Premises through the Building during Normal Business Hours. At times other than Normal Business Hours access to the Building and the Premises shall be in accordance with the Rules and Regulations.

8.2    Access to Common Facilities
       ---------------------------

Subject to the provisions of this Lease and the Rules and Regulations, the Tenant shall have for itself and its employees, agents, officers, directors, permitted subtenants and licensees and any persons having business with the Tenant, the non-exclusive and non-transferable right to use, during Normal Business Hours, in common with all other persons entitled thereto, those portions of the Common Facilities appropriate and intended for common use, for their proper and intended purposes.

8.3    Restrictions on Use of Common Facilities
       ----------------------------------------

The Common Facilities and the right to the use thereof extended to the Tenant under Section 8.2 shall be subject to the following:

       (a) Such right of use shall not extend to parts of the Common Facilities from time to time alloca ted by the Landlord for other use, whether temporary or permanent, including kiosks, outdoor selling areas, displays, entertainment and special features, or to parts inappropriate for actual use such as roofs, service rooms and the Structural Elements.

       (b) The Common Facilities shall at all times be under the exclusive control and management of the Landlord, the Manager of the Building or such parties appointed by the Landlord by contract, and

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            the Landlord shall have the right to close and lock the enclosed
            Common Facilities at all times other than during the Normal Business Hours.

       (c) The Landlord shall have the right to alter, vary, rearrange or relocate the Common Facilities or any parts thereof, including all entrances and exits thereto, and to interfere with the use of any portion thereof as may be necessary and reasonable during the making of alterations, reconstructions or repairs to any portion of the Building.

       (d) Without in any way limiting the generality of the foregoing, the Landlord may erect temporary scaffolds and other aids to construction on the exterior of the Premises in connection with any of its activities under this Section 8.3. There shall be no abatement or set off of rent because of any erections or any entry, installation, maintenance, use, repair, changes in, additions to, subtraction from or rearrangement of the Common Facilities, provided that such works shall be carried out by the Landlord as expeditiously as is reasonably practicable so as to interfere as little as is reasonably practicable with the conduct of the business of the Tenant in the Premises, and provided further that public access to the Premises shall not be permanently denied.

       (e) The Tenant shall not obstruct the Common Facilities, and shall not advertise or conduct business anywhere in the Building other than within the Premises.


9.     BUILDING OPERATING EXPENSE

9.1    Tenant's Contributions to Operating Expense
       -------------------------------------------

The Tenant shall pay to the Landlord in the manner hereinafter provided for in each Operating Year or portion thereof occurring during the Term, a portion of Operating Expense, calculated by multiplying the amount of the Operating Expense during such Operating Year by the Tenant's Proportionate Share. Where the whole of any Operating Year is not included within the Term, the appropriate apportionment of Operating Expense for such Operating Year shall be made on a per diem basis.
- --------

9.2    Tenant's Payment of Operating Expense
       -------------------------------------

       (a) Prior to the commencement of each Operating Year, or as soon thereafter as possible, the Landlord will furnish to the Tenant an estimate of Operating Expense for such Operating Year and the amount thereof payable by the Tenant pursuant to Section 9.1. The amount of the Tenant's contribution so estimated shall be payable by the Tenant to the Landlord in accordance with Section 4.2.

       (b) Within one hundred and twenty (120) days after the end of each Operating Year, the Landlord shall furnish to the Tenant an audited statement of the actual Operating Expense during such Operating Year and the amount thereof payable by the Tenant pursuant to Section 9.1, showing in reasonable detail the information relevant and necessary to the exact calculation and determination thereof. If the audited statement shows that the Tenant has underpaid its required contribution to Operating Expense, the Tenant shall pay to the Landlord the amount of such deficiency within fourteen (14) days of the date the Tenant receives the audited statement. If the audited statement shows that the Tenant has overpaid its required contribution of Operating Expense, the Landlord may, in its sole discretion, credit the amount of such overpayment towards the Tenant's rental account, or take the amount of the overpayment into consideration when determining the monthly instalments of Operating Expense for the then current Operating Year, or refund the overpayment to the Tenant. The Tenant agrees that any audited statement provided pursuant to this Subsection 9.2(b) shall be binding on it unless, prior to the expiration of one (1) year after the last day of the Operating Year to which such Operating Expense relate, the Tenant shows such statement to be patently unreasonable or erroneous in some substantial respect.

       (c) Notwithstanding anything contained in this Lease, in order to calculate the Tenant's equitable share of the Operating Expense, at such times during any Operating Year when less than one hundred percent (100%) of the Building is occupied by tenants, those items of Operating Expense which vary directly with the use and occupancy of the Building which shall include, without limitation, items such as janitorial costs, garbage removal and utility costs not separately metered to tenants, including the Tenant, shall be grossed up and expressed as what, in the Landlord's reasonable estimation, they would have been if the Building had been one hundred percent (100%) occupied during the entire Operating Year. The Tenant agrees that any estimation made by the Landlord pursuant to this Subsection 9.2(c) shall be binding on it unless, prior to the expiration of one (1) year after the last day of the Operating Year to which such estimation relates, the Tenant shows such estimation to be patently unreasonable or erroneous in some substantial respect.

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       (d)  The Landlord and Tenant agree that Operating Expense may include a reasonable portion, as determined by the Landlord, of Operating Expense incurred in respect of the Common Facilities which are situate outside the Building and other services, facilities and utilities, but which relate and are attributable to the Building. The Landlord shall, in such manner and on such basis as the Landlord in its sole opinion considers equitable, ascertain and make such allocations as may be necessary to establish Operating Expense. In ascertaining and making the allocations to Operating Expense, the Landlord shall include a portion of the Operating Expense incurred in respect of the Common Facilities which are situate outside the Building which either exclusively serve the Building or jointly serve the Building and the remainder of the Building. The allocations and attributions made pursuant to this Subsection 9.2(d) shall be binding upon the Tenant unless, within one (1) year from the last day of the Operating Year to which such Operating Expense relate, the Tenant shows the Landlord's allocations and attributions to be patently unreasonable or erroneous in some substantial respect.


10.    BUILDING SERVICES AND UTILITIES

10.1   Operation, Maintenance and Cleaning of the Building
       ---------------------------------------------------

The Landlord shall operate and maintain the Building and clean the Building (including the Premises but excluding those premises in the Building designated by the Landlord as being for retail use) all in accordance with building management standards as are established by custom and practice for comparable buildings in Calgary, Alberta.

10.2   Heating
       -------

The Landlord shall furnish sufficient heating to the Premises to maintain the Premises at the same standard of comfort as is established by custom and practice for comparable buildings in Calgary, Alberta.

10.3   Air Conditioning
       ----------------

The Landlord shall furnish air-conditioning to the Premises during Normal Business Hours at the same standard of comfort as is established by custom and practice for comparable buildings in Calgary, Alberta. The Landlord shall, however, when requested by the Tenant, furnish air-conditioning to the Premises other than during Normal Business Hours, but only at the expense of the Tenant and upon receipt of notice from the Tenant not less than twenty-four (24) hours in advance. The expense to the Tenant for such additional air-conditioning shall be the Landlord's cost for labour and utilities used in the operating of the air-conditioning system during the period of such additional air-conditioning, as determined by the Landlord, acting reasonably, plus an administrative fee equal to fifteen percent (15%) of all such costs. NOTWITHSTANDING THE ABOVE, THE TENANT WILL NOT BE CHARGED FOR THE FIRST TWO HUNDRED (200) HOURS OF ADDITIONAL AIR-CONDITIONING FURNISHED TO THE PREMISES IN ANY GIVEN LEASE YEAR. IN THE EVENT THE TENANT IS FURNISHED LESS THAN TWO HUNDRED (200) HOURS OF ADDITIONAL AIR CONDITIONING IN ANY GIVEN LEASE YEAR, ANY UNEXPENDED HOURS SHALL NOT CARRY FORWARD TO THE SUCCEEDING LEASE YEAR.

10.4   Elevator Service
       ----------------

The Landlord shall provide elevator service in the Building to the Premises during Normal Business Hours and at least one (1) passenger elevator for service to the Premises at all other times; provided, however, that in the event any elevator in the Building is incapable of operating, the Landlord shall repair such elevator or elevators with all due dispatch having regard to all of the circumstances.

10.5   Security Guards
       ---------------

The Landlord shall provide security service reasonably adequate for the safety and care of the Building including the Premises but not the contents thereof or the property of the Tenant or any other person, and for the preservation of good order in the Building. The security service shall be comprised of proficient security personnel who shall be on duty in the Building during such hours as the Landlord shall from time to time determine. The security personnel may require all persons, including, without limitation, employees or invitees of the Tenant, to register when entering or leaving the Building during such hours as are established by the Rules and Regulations and shall further have the right to refuse admission to the Building to any person not producing an identification pass authorized by the Landlord. The Tenant shall be responsible for the payment of all costs pertaining to the preparation or replacement of any such identification passes plus an administrative fee equal to fifteen percent (15%) of such costs.

10.6   Utilities
       ---------

Should there be supplied or furnished to or used or consumed in the Premises cool air, chilled water, water, natural gas, electricity or any other utility, the Tenant shall reimburse the Landlord for the costs of all such utilities plus an administrative fee equal to fifteen percent (15%) of the cost of all utilities. The determination of any utilities consumed by the Tenant pursuant to this Section 10.6 shall, at the option of the Landlord, either (i) be by a separate meter installed by the Tenant at its sole expense, or (ii) be allocated by the Landlord to the Tenant on a basis which

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the Landlord considers reasonable. Any allocation and attribution made by the
Landlord pursuant to this Section 10.6 shall be binding upon the Tenant unless, within one (1) year from the last day of the Operating Year to which such utilities consumed by the Tenant pursuant to this Section 10.6 relate, the Tenant shows the Landlord's allocations and attributions to be patently unreasonable or erroneous in some substantial respect.


11.    RELOCATION

11.1   Relocation of Premises
       ----------------------

The Landlord shall have the right upon providing the Tenant with a Notice of Relocation, to relocate the Tenant to other premises in the Building and the Tenant hereby agrees to co-operate and participate in regard to such relocation pursuant to the following provisions:

       (a) the Notice of Relocation shall not require the Tenant to relocate to the Relocated Premises in less than sixty (60) days;

       (b) the Relocated Premises shall BE A CONTIGUOUS AREA WHICH contains approximately the same or greater Rentable Area as the Rentable Area of the Premises;

       (c) the Landlord shall provide at its expense, Leasehold Improvements in the Relocated Premises equal to the standards of the Leasehold Improvements existing in the Premises at the time of the Notice of Relocation;

       (d) the Landlord shall pay for the reasonable moving costs, if any, for the Tenant's trade fixtures and furnishings from the Premises to the Relocated Premises;

       (e) as full compensation for all other costs, expenses and damages which the Tenant may suffer or incur in connection with the relocation contemplated by this Section 11.1, including, without limitation, disruption and loss of business, Basic Rent and Additional Rent for the Relocated Premises shall abate for the period of the FIRST FOUR
            (4) MONTHS of occupancy;

       (f) if the Rentable Area of the Relocated Premises is less than the Rentable Area of the Premises, Basic Rent and Additional Rent for the Relocated Premises shall be decreased proportionately as the Rentable Area of the Relocated Premises compares to the Rentable Area of the Premises;

       (g) the Basic Rent and Additional Rent for the Relocated Premises shall be no greater than the Basic Rent and the Additional Rent for the Premises, notwithstanding the Rentable Area of the Relocated Premises may be greater than the Rentable Area of the Premises;

       (h) all provisions of this Lease shall apply to the Relocated Premises except as set out in this Section 11.1; and

       (i) if the location of the Relocated Premises does not meet the Tenant's reasonable approval, the Tenant shall have the right to terminate this Lease by providing the Landlord with not less than forty-five
            (45) days' Notice given within ten (10) days of receipt of the Notice of Relocation and the Tenant shall surrender the Premises no later than the expiration of the notice period specified in the Tenant's Notice. FURTHER, THE LANDLORD WILL REIMBURSE THE TENANT FOR THE REASONABLE EXPENSE ACTUALLY INCURRED BY THE TENANT TO VACATE THE PREMISES TO AN AMOUNT NOT TO EXCEED ONE DOLLAR AND TWENTY FIVE CENTS ($1.25) PER SQUARE FOOT OF THE RENTABLE AREA OF THE PREMISES, OR THE NEW PREMISES OF THE TENANT, WHICHEVER SHALL BE LESS.

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NOTWITHSTANDING THE ABOVE, THE LANDLORD SHALL NOT PROVIDE THE TENANT WITH A
NOTICE OF RELOCATION ON OR BEFORE APRIL 30, 1997.

12.    MAINTENANCE, REPAIRS AND ALTERATIONS

12.1   Repair and Maintenance of Premises
       ----------------------------------

The Tenant shall, at its sole expense and throughout the Term, keep the Premises and the Tenant's equipment, trade fixtures and the Leasehold Improvements therein in good condition and in a good and tenantable state of maintenance, repair and decoration, excepting only for Structural Repairs.

12.2   Entry, Inspection and Emergency Repairs by the Landlord
       -------------------------------------------------------

The Tenant shall permit the Landlord from time to time within Normal Business Hours, or at any time in the case of emergency, to enter and examine the state of maintenance, repair and order of the Premises, all equipment and fixtures within the Premises and any Leasehold Improvements now or hereafter made to the Premises and the

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Landlord may give notice to the Tenant requiring that the Tenant perform such maintenance or effect such repairs, decoration or replacement as may be found necessary from such examination; provided, however, that the failure of the Landlord to give such notice shall not relieve the Tenant from its obligations to maintain, repair, decorate and keep the Premises and the Tenant's equipment and trade fixtures and the Leasehold Improvements therein in good condition and in a good and tenantable state of maintenance, repair and decoration. The Tenant agrees that the Landlord shall have the right to enter the Premises at all reasonable times during the Term to make repairs or alterations as the Landlord shall deem necessary for the safety or preservation or proper administration of the Premises or any other portion of the Building, and the Landlord may for such purposes attach scaffolds or other temporary structures to the Premises.

12.3   Repair on Notice
       ----------------

The Tenant shall, when necessary during the Term and, whether upon receipt of Notice from the Landlord or not, perform, effect and pay for such maintenance, repairs, decorations or replacements as may be the responsibility of the Tenant under this Lease by the use of contractors or other qualified workmen approved in advance by the Landlord in writing. In the event that the Tenant fails to comply with the Landlord's Notice to effect maintenance, repairs, decoration or replacements within the time provided for in the Landlord's Notice, then the Landlord may cause such maintenance, repairs, decoration or replacements to be undertaken, which shall be deemed to be at the sole request of the Tenant although the Tenant's permission is not required, and the Landlord shall be entitled to recover from the Tenant the cost thereof plus an administrative fee equal to fifteen percent (15%) of the costs incurred by the Landlord with respect thereto.

12.4   Alterations by the Tenant
       -------------------------

The Tenant may, with the prior written consent of the Landlord, such consent not to be unreasonably withheld, from time to time during the Term, make such alterations, additions, substitutions and improvements to the Premises or any part thereof as the Tenant may reasonably deem necessary or desirable to adapt the Premises for the Tenant's purposes: (I) provided that the Structural Elements, the outside appearance and strength of the Building and the mechanical, electrical and plumbing services thereof or the HVAC System are not affected; OR (II) IF THE STRUCTURAL ELEMENTS, THE OUTSIDE APPEARANCE AND STRENGTH OF THE BUILDING AND THE MECHANICAL, ELECTRICAL AND PLUMBING SERVICES THEREOF OR THE HVAC SYSTEM ARE AFFECTED, PROVIDED THE ALTERATIONS, ADDITIONS, SUBSTITUTIONS AND IMPROVEMENTS ARE PERFORMED BY CONTRACTORS OR WORKMEN APPROVED BY THE LANDLORD, ACTING REASONABLY. Prior to commencement of any such work the Tenant shall provide to the Landlord for its approval all drawings and specifications detailing such work and the Tenant shall thereafter obtain the Landlord's prior written approval to any change or changes in such drawings and specifications. The Tenant shall submit to the Landlord's review and approval of such plans, drawings and specifications and the Landlord's inspection and, where warranted in the opinion of the Landlord, supervision of all work contemplated by this Section 12.4. Such work shall be performed by competent contractors or workmen (whose labour union affiliations are compatible with those of any workmen who may be employed in the Building by the Landlord or its contractors or subcontractors), engaged by the Tenant but in each case only as approved in writing by the Landlord. When the Landlord elects to supervise the work carried out by or no behalf of the Tenant, the Landlord shall not be the contractor of the Tenant unless the Landlord and the Tenant otherwise agree in writing. THE TENANT SHALL PROMPTLY PAY ALL CHARGES AND EXPENSES PERTAINING TO THE LANDLORD'S REVIEW, INSPECTION OR SUPERVISION INCLUDING, WITHOUT LIMITATION, THE FEES, COSTS AND EXPENSES OF THE LANDLORD'S EXTERNAL ARCHITECTS, ENGINEERS OR OTHER QUALIFIED CONSULTANTS PLUS AN ADMINISTRATIVE FEE EQUAL TO FIFTEEN PERCENT (15%) OF ALL SUCH FEES, CHARGES AND EXPENSES. All work carried out pursuant to this Section
12.4 shall be performed in a good and workmanlike manner subject to all conditions which the Landlord may reasonably impose (including the arranging by the Tenant of builders' risk and contractor's public liability insurance in whatever amounts and subject to whatever conditions, exclusions and endorsements the Landlord deems to be reasonable) and the Tenant shall in the performance of any such work ensure, so far as may be possible, the progress and completion thereof without undue delay.

12.5   Repairs by Landlord
       -------------------

The Landlord shall keep the Common Facilities in a proper state of repair, reasonable wear and tear excepted, and the Landlord will make all repairs and replacements to the Building elevators and to the HVAC System other than such heating, cooling or air-conditioning apparatus as may be installed by or for the exclusive use of any tenant, licensee or other occupant of the Building including the Tenant. The Landlord will be responsible for the making of Structural Repairs. All repairs referred to in this Section 12.5 shall be made by the Landlord as expeditiously as is reasonably possible in the circumstances.

12.6   Replacement of Fluorescent Tubes and Light Bulbs
       ------------------------------------------------

The Tenant shall pay the cost, including installation, of all electric light bulbs, fluorescent tubes and ballasts, all of which shall be of a standard and colour determined by the Landlord for the Building, used to replace those in the Premises as at the Commencement Date together with the cost of maintenance and repair of fluorescent fixtures plus an administrative fee equal to fifteen percent (15%) of all such costs. The Landlord shall have the exclusive right to supply and effect such installation, maintenance and repair at reasonable, competitive rates.

12.7   Damage, Destruction of Premises
       -------------------------------
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It is understood and agreed that if, during the Term of this Lease, the Building shall be damaged or destroyed by fire, lightning, tempest, impact of aircraft, acts of God or the Queen's enemies, riots, insurrections, explosions or other casualties, then and in each such event the following provisions shall have effect:

       (a) If, in the reasonable opinion of the Landlord's architect, the Premises are rendered partially unfit for occupancy by the Tenant, all rents hereby reserved shall abate in part only in the proportion that the part of the Premises rendered unfit for occupancy bears to the whole of the Premises or if the Premises are rendered wholly unfit for occupancy by the Tenant the rent hereby reserved shall be suspended, in each case until the obligation to pay such rents commences again under Subsection 12.7(d). Notwithstanding the foregoing, the Tenant shall not be entitled to any abatement of any rents if the damage to the Premises can be repaired, replaced or restored within ten (10) days after the date of such damage except to the extent that the Landlord can recover such rents from its insurers.

       (b) Neither the Landlord nor the Tenant shall have the right to terminate this Lease and the Landlord shall promptly commence and proceed to rebuild or repair and restore the damaged Premises to the extent provided for in Subsection 12.7(c).

       (c)  If the Landlord is obligated, pursuant to the provisions of this
            Section 12.7, to rebuild or repair and restore or cause the rebuilding, repair or restoration of the Building, such work shall be commenced promptly and shall be prosecuted with reasonable diligence so as to rebuild or repair and restore the Building, with such changes as the Landlord may determine. It is expressly understood and agreed that the obligation of the Landlord to rebuild or repair or restore or cause the rebuilding, repair or restoration of the Building includes all Structural Elements but does not extend to and shall not be deemed to include the rebuilding, repair or restoration of any alterations, additions, extensions, Leasehold Improvements, equipment or installations existing prior to the damage or destruction, made upon or to the Premises, and shall not extend to the Pedestrian Bridges or other above or below ground walkways forming part of the Building prior to such damage or destruction.

       (d) Except to the extent the Landlord is required to rebuild, repair or restore or cause the rebuilding, repair and restoration of the Building as aforesaid, the Tenant shall rebuild or repair and restore the Premises and rent payable hereunder abated shall commence when the Landlord's architect, in his sole opinion, determines that such rebuilding, repair or restoration of the Premises should have been completed by the Tenant and the Premises should have been ready for the Tenant's business.

12.8   Expropriation
       -------------

       (a) If during the Term, the whole of the Premises or any part of the Premises, to the extent that the remainder is not sufficient in size to allow the Tenant, in its reasonable opinion, to efficiently carry on its normal business operations, shall be taken or expropriated by any public authority under the power of expropriation, then the obligation of the Tenant for the payment of rent beyond the Condemnation Date shall cease and determine and following the due settlement by the expropriating party of such award or awards as may be payable as a result of such expropriation, this Lease and interest created by this Lease shall terminate, effective as of the Condemnation Date. However, if during the Term, a part of the Premises shall be taken or expropriated by any public authority under the power of expropriation and the remainder of the Premises is sufficient to allow the Tenant, in its reasonable opinion, to efficiently carry on its normal business operations, then this Lease shall continue in full force and effect, save and except the Tenant shall be liable for rents in respect of the part of the Premises so taken only up to the Condemnation Date and thereafter the rents and other charges payable hereunder shall be reduced proportionately.

       (b) All compensation and damages with respect to the taking of the Premises or a portion thereof awarded by the expropriating public authority or by any board having jurisdiction to settle such matters shall belong to the Landlord and the Tenant in such amounts or proportions as determined by the provisions of the Expropriation Act (Alberta), as in force at the Condemnation Date.

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

13.    INSURANCE AND INDEMNITY

13.1   Landlord's Insurance
       --------------------

       (a) The Landlord shall, throughout the Term, provide and keep in force or cause to be provided or kept in force:

            (i) commercial general liability insurance with respect to the Landlord's operation of the Building for personal injury, death and damage to property of others;

            (ii) property damage insurance against fire (including an extended coverage endorsement) and leakage and discharge from fire protective devices in respect of the Building and fixed improvements therein and all rentable Premises therein including the Premises, but excluding all trade fixtures and Leasehold Improvements installed or constructed by or on behalf of tenants, including the Tenant, in the Building;

            (iii) loss of rental income, loss of gross earnings or loss of profits insurance, including loss of all rentals receivable from tenants in the Building in accordance with the provisions of their leases, in such amount or amounts as the Landlord elects to obtain or any Mortgagee requires or approves;

            (iv) boiler and machinery insurance covering boilers, pressure vessels and machinery installed, operated and maintained by or for the Landlord.

       (b) The Landlord may, in its sole discretion, provide and keep in force or cause to be provided or kept in force such other insurance (which may include insurance of the trade fixtures and Leasehold Improvements installed in the Premises) as the Landlord, in its sole discretion, elects to obtain and any Mortgagee requires or approves.

       (c) Insurance effected by the Landlord under this Section 13.1 shall be in amounts which the Landlord shall from time to time determine as being reasonable and sufficient and shall be subject to such reasonable deductibles and exclusions as the Landlord may determine.

       (d) Insurance affected by the Landlord pursuant to Paragraphs 13.1(a)(i) shall permit the release of the Tenant from certain liability as set out in Section 13.5.

       (e) Insurance affected by the Landlord pursuant to Paragraphs 13.1(a)(ii), 13.1(a)(iii) and 13.1(a)(iv) and, if applicable, Subsection 13.1(b), shall:

            (i) permit the release of the Tenant from certain liability as set out in Section 13.5; and

            (ii) contain waiver of subrogation provisions for the benefit of the Tenant and those for whom the Tenant is legally responsible for, whether or not any claim which may arise against any such person arises as a result of the negligence or other acts or omissions of the Tenant or those for whom the Tenant is legally responsible for.

       (f) The Tenant acknowledges that the Landlord's loss of rental income insurance policy provides that:

            (i) payments thereunder by the insurer may be limited to a period of one (1) year following the date of any destruction or damage, and

            (ii) no insurance proceeds will be payable thereunder in the case of destruction or damage caused by any occurrence not covered by the policy described in Paragraph 13.1(a)(ii).

       (g) If the Landlord's cost of any insurance obtained by the Landlord under this Section 13.1 shall be increased by reason of any use of or activity in or the Tenant's occupancy of the Premises (whether or not permitted by this Lease or any consent is given by the Landlord) or any act of neglect, commission or omission of the Tenant or anyone for whom the Tenant is legally responsible, or anything done or omitted to be done in and about the Premises then, notwithstanding any other remedy the Landlord may be afforded, the Tenant shall pay to the Landlord the amount of the increase from time to time in any premiums of insurance payable by the Landlord resulting therefrom plus an administrative fee equal to fifteen percent (15%) of the amount of each premium.

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       (h)  If any policy of insurance upon the Building or any part thereof is cancelled or may be cancelled by the insurer thereunder, by the use or occupancy of the Premises by the Tenant or by any act or omission of the Tenant, or such of same as may be permitted by the Tenant, the Landlord may forthwith terminate this Lease by notice in writing, and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may forthwith re-enter and take possession of the same.

13.2   Tenant's Contributions to Landlord's Insurance
       ----------------------------------------------

In the event that the Landlord elects to insure certain Leasehold Improvements or trade fixtures in the Premises pursuant to Subsection 13.1(b), the Landlord shall promptly give written notice thereof to the Tenant and the Landlord may from time to time charge the premium cost relating to the insuring of Leasehold Improvements or trade fixtures in the Premises to the Tenant and the Tenant shall make prompt payment therefor upon receipt of periodic invoices from the Landlord. Premium costs charged directly to the Tenant and other tenants of the Building shall be credited as a deduction from Operating Expense when paid.

13.3   Tenant's Insurance
       ------------------

       (a) The Tenant shall, throughout the Term, provide and keep in force, at its sole cost and expense:

            (i) comprehensive general liability insurance with respect to the business carried on in, or from the Premises and the use and occupancy thereof providing coverage for personal injury, bodily injury, death and damage to property of others;

            (ii) property damage insurance on an all risks form with coverage equivalen t to or better than the Insurance Bureau of Canada's standard all risks wording, in respect of the Tenant's furniture, equipment and the trade fixtures and Leasehold Improvements installed in the Premises (to the extent that the Landlord has not elected to insure the same pursuant to Subsection 13.1(b) and Section 13.2) and such other property in or forming part of the Premises (not being property which the Landlord is bound or elects to insure pursuant to Section 13.1) as the Landlord, acting reasonably, and any Mortgagee may from time to time require; and,

            (iii) if any boiler, pressure vessel or machinery is installed, operated and maintained by or for the Tenant in the Premises, boiler and machinery insurance with respect thereof.

       (b) Insurance effected by the Tenant pursuant to this Section 13.3 shall:

            (i) be in amounts which the Landlord, acting reasonably, and any Mortgagee, shall from time to time determine as being sufficient; and

            (ii) be upon such terms and conditions as the Landlord, acting reasonably, and any Mortgagee may from time to time require or approve in writing, provided however that until the Landlord or any Mortgagee give written notice to the Tenant as to the required or approved terms and conditions the Tenant's insurance shall provide, the insurance effected by the Tenant shall be upon the terms and conditions set out in Subsection 13.3(a).

       (c) Insurance effected by the Tenant pursuant to Paragraph 13.3(a)(i) shall:

            (i)   be written on an occurrence form;

            (ii) have limits of not less than TWO MILLION DOLLARS ($2,000,000.00) in respect of any one (1) accident or occurrence;

            (iii) name the Landlord and the Manager of the Building as additional insureds;

            (iv) contain cross liability and severability of interest provisions;

            (v)   contain a blanket contractual liability endorsement; and

            (vi) permit the release of the Landlord from the liability set out in Section 13.4.

       (d) Insurance effected by the Tenant pursuant to Paragraphs 13.3(a)(ii) and 13.3(a)(iii) shall:

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            (i)    be on a full replacement cost basis and for amounts
                   sufficient to prevent the Tenant from being a co-insurer;

            (ii) contain waiver of subrogation provisions for the benefit of the Landlord and those for whom the Landlord is legally responsible whether or not any claims which may arise against such persons arises as a result of the negligence or other acts or omissions of the Landlord or those for whom the Landlord is legally responsible;

            (iii) be subject only to those deductibles and exclusions as the Landlord, acting reasonably, or any Mortgagee may approve or require; and

            (iv) name the Landlord as an additional loss payee as its interest may appear.

       (e) On or before the earlier of the date the Tenant occupies the Premises or the Commencement Date and, thereafter, at least once every Lease Year, the Tenant shall file with the Landlord whatever certificates of insurance may be necessary, in the Landlord's sole opinion, to establish the Tenant's insurance coverage in effect from time to time. Each such certificate of insurance shall state that the Landlord shall be notified in writing at least thirty (30) days prior to the date any material change in the policy or policies of maintenance evidenced by the certificate or the coverage afforded by such policy or policies of insurance is to take effect or the date the policy or policies of insurance evidenced by the certificate is to be cancelled.

       (f)  If the Tenant fails to:

            (i) effect any of the insurance coverage required by this Section 13.3; or

            (ii)   pay any premium for any insurance policy referred to in this
                   Section 13.3; or

            (iii) file with the Landlord a certificate of insurance with respect to the insurance policies referred to in Subsection 13.1(a) or such other proof of insurance coverage as the Landlord may, in its sole discretion, deem to be an acceptable substitute for the certificates of insurance referred to in Subsection 13.1(e), the Landlord may, upon not less than twenty-four (24) hours prior written notice to the Tenant, effect such insurance coverage, pay such premiums or obtain such certificates of insurance as may be necessary to ensure the Tenant has complied with the provisions of this Section 13.3 and, if the Landlord takes such actions, the Landlord shall recover from the Tenant, upon demand, all cash fees, expenses and premiums the Landlord may pay plus an administrative fee equal to fifteen percent (15%) of such costs, fees, expenses and premiums.

13.4   Limitation of Landlord's Liability
       ----------------------------------

       (a) Except for and only to the extent of, any loss, injury, or damage suffered by the Tenant or others directly caused by the negligence of the Landlord or by those for whom the Landlord is legally responsible for, the Landlord shall not be liable or in any way responsible to the Tenant in respect of any loss, injury or damage suffered by the Tenant or others caused by or in respect of:

            (i) loss, theft, damage or destruction, however caused, of any property of the Tenant or others whether or not such property is entrusted to the care or control of the Landlord;

            (ii) injury or damage to persons or property resulting from fire, smoke, explosion, falling plaster or ceiling tiles, broken glass, escaping steam, gas, fumes, vapour or odours, electricity, vermin, computer or electronic equipment or systems malfunction or stoppage, freezing or excessive heat or cold, flooding, water, rain, or snow, or leaks or discharges from any part of the Building or from any pipes, any component of the sprinkler system, appliance or plumbing work therein, or from dampness;

            (iii) damage caused by other tenants, occupants or persons in the Premises or other premises in the Building or the public, or caused by operations in the construction of any private or public work including, without limitation, work conducted pursuant to Section 8.3, 12.2 or 12.5;

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            (iv)   anything whatsoever in relation to the HVAC System or any
                   other heating, ventilating or air-conditioning services or equipment, any utility services or elevator or escalator services to be provided, furnished or supplied under this Lease by the Landlord;

            (v) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor, sub-contractor or person engaged to perform janitorial or security services by the Landlord;

            (vi) any loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant;

            (vii) any failure of the Landlord to conduct the repairs, replacements or maintenance contemplated by Section 12.5;

            (viii) any damage, injury or loss suffered to the Premises or the contents thereof by reason of the Landlord entering upon the Premises to undertake an examination of the Premises or the contents thereof or to carry on any work in the Premises including, without limitation, the examination of the Premises and the work contemplated by Section 12.2; and

            (ix) any loss, damage or inconvenience suffered or incurred by the Tenant or caused to the Tenant's business or property as a direct or indirect result of any act the Landlord may take in remedying or attempting to remedy any Event of Default contemplated by Section 14.5.

       (b) Notwithstanding Subsection 13.4(a), with respect to any loss, damage or injury to property suffered by Tenant or others, in no event shall the Landlord be liable for any loss, injury or damage suffered by the Tenant or others, whether due to the negligence of the Landlord or otherwise, if the Tenant has insured itself against or is required by Paragraphs 13.3(a)(ii) or 13.3(a)(iii) to insure itself against such losses, injury or damage.

13.5   Limitations of Tenant's Liability
       ---------------------------------

The Tenant shall not be liable to the Landlord in respect of any direct loss, injury, or damage insured or required to be insured by the Landlord under the provisions of Paragraphs 13.1(a)(ii), 13.1(a)(iii) and 13.1(a)(iv), to the extent of any recovery by the Landlord under such insurance.

13.6   Indemnity
       ---------

Except as provided in Section 13.5, the Tenant shall indemnify and hold harmless the Landlord against any and all:

       (a) liability, loss, claims, demands, damages or expenses (including, legal fees and disbursements on a solicitor and his own client basis), due to or arising out of injury of any kind to any person (including injury resulting in death, personal discomfort, mental anguish, shock, sickness, disease, invasion of privacy, wrongful entry, eviction or discrimination) occurring at, in or about the Premises;

       (b) costs, liabilities, claims or damages or expenses due to or arising out of any work done by, or act of neglect or omission of the Tenant or its servants, employees, agents, contractors, invitees, or licensees in and about the Building;

       (c) fines, penalties, actions, suits, legal proceedings and all costs or expenses associated therewith (including, legal fees and disbursements on a solicitor and his own client basis) arising out of or in any way connected with any deposit, spill, discharge or other release of any Hazardous Substances that occurs during the Term, or any extensions or renewals thereof, at or from the Premises, or any use, production, processing, storage or disposal of any Hazardous Substances at, in or about the Premises, or the transportation of Hazardous Substances to or from the Premises, or from the Tenant's failure to provide all information, make all submissions and take all actions required by any competent governmental and regulatory authority;

       (d) costs or expenses incurred by the Landlord to modify, clean or operate the Building's electrical, mechanical, plumbing or heating, ventilating and air-conditioning systems (including, the HVAC System) occasioned by any spill, deposit, discharge or other release of Hazardous Substances by the Tenant or any person for whom the Tenant is legally responsible in, upon or around the Premises or the Building and for all costs or expenses incurred by the Landlord to restore the Building, the Common Facilities or the Premises to their original state following any deposit, spill,

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------

                                                            Landlord: //Initials
                                                                     -----------
            discharge or other release of Hazardous Substances by the Tenant or any person for whom the Tenant is legally responsible;


       (e) costs, charges or expenses (including, legal fees and disbursements on a solicitor or his own client basis) incurred by the Landlord as a direct or indirect result of any breach or non-performance by the Tenant of any provisions of this Lease which costs or expenses shall include, any and all costs associated with:

            (i) any proceeding to collect or enforce the payment of rent due or payable by the Tenant;

            (ii) effecting distraint against the Tenant's goods, chattels and equipment in the manner prescribed by law;

            (iii) obtaining legal possession of the Premises after an occurrence of an Event of Default; and

            (iv) the exercise of any of the Landlord's rights or remedies prescribed by law or pursuant to the Security Agreement.

The Tenant's obligations and liabilities contained in this Section 13.6 shall survive the expiration or termination of this Lease.


14.    REMEDIES UPON DEFAULT

14.1   Re-Entry and Termination on Default
       -----------------------------------

If and whenever an Event of Default shall occur, the Landlord may, at its option:

       (a) terminate this Lease by written notice to the Tenant and all rights and interest hereby created or then existing in favour of the Tenant or derived under this Lease shall thereupon terminate and the Landlord may enter into and take possession of the Premises and remove the Tenant's effects therefrom, any statute or law to the contrary notwithstanding, or

       (b) without effecting a re-entry and termination, and as the agent and in the name of the Tenant, take possession of the Premises, together with all the Leasehold Improvements, trade fixtures and furnishings thereon and, as the agent and in the name of the Tenant, sublet the Premises together with all or any of such Leasehold Improvements, trade fixtures and furnishings on whatever terms the Landlord may deem appropriate, in which case the Tenant shall continue to be liable for the performance of all of its obligations under this Lease including the payment of rent and other amounts payable hereunder, the Landlord shall be entitled to enforce all the covenants of the subtenant and to collect and receive all rent and other amounts payable by the subtenant and apply them against all indebtedness of the Tenant to the Landlord from time to time existing, and the Tenant shall pay any deficiency to the Landlord when and as from time to time demanded.

Any right of action of the Landlord against the Tenant in respect of any antecedent breach of any of the said covenants, agreements, conditions, restrictions, or stipulations in and of this Lease shall not be prejudiced by the termination of this Lease by the Landlord.

14.2   Rights and Obligations on Re-Entry and Termination
       --------------------------------------------------

If and whenever the Landlord exercises its option to re-enter the Premises or terminate this Lease:

       (a) the Tenant shall immediately vacate the Premises and surrender the Premises in accordance with Section 3.3 and all rights of the Tenant under this Lease to the Landlord, and the Landlord may remove or cause to be removed from the Premises the Tenant or any other occupant or occupants thereof; and

       (b) notwithstanding any law or statutory enactment to the contrary, the Tenant shall pay to the Landlord:

            (i) rent and all other amounts payable hereunder up to the time of such re-entry or termination, whichever is later, together with all expenses as the Landlord may incur in connection with such termination, (including, legal fees and disbursements on a solicitor and his own client basis) but such termination and the recovery of such expenses shall in

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------
                   every case be without prejudice to, and shall not limit any claim of, the Landlord for damages in respect of loss of rent and other income of the Landlord expected to be derived from this Lease during the period which would have constituted the unexpired portion of the Term if this Lease had not been terminated, or prejudice or impair the right of recovery by the Landlord for damages arising from or in any way related to the occurrence of an Event of Default; and

            (ii) after written notice to the Tenant on or prior to the date of termination, damages for the loss of rent or other income the Landlord expected to be derived from the Premises under this Lease as stated by the Landlord in said notice being either:

                   (A) the amount, if any, by which the rent which would have been payable hereunder exceeds the payments, if any, received by the Landlord from other occupants of the Premises payable on the first day of each month during the period which would have constituted the unexpired portion of the Term, or any renewals or extensions thereof, had this Lease not been terminated; or

                   (B) a lump sum amount equal to the Basic Rent and Additional Rent which would have been payable under this Lease from the date of termination during the period which would have constituted the unexpired portion of the Term or any renewals or extensions thereof had this Lease not been terminated, reduced by the rental value of the Premises for the same period established by the terms and conditions upon which the Landlord re-lets the Premises if such re-letting is accomplished within sixty
                        (60) days of the date of termination, and otherwise established by reference to all market and other relevant circumstances as the Landlord deems to be reasonable, it being understood that rent and rental value shall be reduced to present worth at an assumed rate of six percent (6%) and that Property Taxes and Operating Expense shall increase annually at rates equal to ten percent (10%) and six percent (6%) respectively in each Taxation Year and Operating Year following the Taxation Year and Operating Year during which this Lease is terminated and otherwise on the basis of the Landlord's estimates and assumptions of fact which shall govern unless and until either proven to be incorrect when the actual increase in Property Taxes and Operating Expense for such future Taxation Years and Operating Years are fully known as contemplated by Subsections 7.3(a) and 9.2(b), or such assumed rate of increase of Property Taxes and Operating Expense and other estimates and assumptions of fact are shown by the Tenant to be patently unreasonable or substantially erroneous.

14.3   Cross-Default by Tenant
       -----------------------

The occurrence of an Event of Default under this Lease shall be deemed to constitute a default under all leases, licences or other occupancy agreements the Tenant may then have with the Landlord or any Affiliate of the Landlord with respect to any premises situate in the Provinces of British Columbia, Alberta, Saskatchewan or Manitoba, and to constitute a default under the Security Agreement.

14.4   Bankruptcy of the Tenant and Additional Rights of Termination
       -------------------------------------------------------------

       (a) In addition to all other rights of the Landlord to terminate hereunder, whether or not the Term has commenced and whether or not any rent has been paid or prepaid, this Lease may be terminated at the option of the Landlord if an Act of Insolvency has occurred.

       (b) In the event that an Act of Insolvency occurs, or this Lease is terminated pursuant to Subsection 14.4(a), or Subsection 15.4(c) by reason of an Involuntary Transfer, the Tenant shall, in addition to meeting all requirements of Section 14.2, forthwith pay to the Landlord rent for the next ensuing three (3) months as accelerated rent, and any other sums allowed by any governing statute or rule of law.

14.5   Landlord's Rights to Cure Defaults
       ----------------------------------

If and whenever an Event of Default occurs whereby the Tenant fails to perform any of its covenants under this Lease, the Landlord may perform such covenant for the account of the Tenant and may enter upon the Premises for the purpose, and no notice thereof need be given to the Tenant except if and to the extent any provision of this Lease expressly requires that notice be given in the circumstances. The Tenant shall promptly pay to the Landlord, on demand, the amount of all costs, charges and expenses incurred by the Landlord in connection with such default or in curing or attempting to cure such Event of Default (including, without limitation, legal fees and disbursements on

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------
a solicitor and his own client basis) plus an administrative fee equal to fifteen percent (15%) of the amount of all such costs, charges and expenses.

14.6   Remedies Generally
       ------------------

Mention in this Lease of any particular remedy or remedies of the Landlord in respect of any Event of Default by the Tenant shall not preclude the Landlord from any other remedy in respect thereof, whether available at law or in equity, or by statute, or expressly provided for herein. No remedy shall be exclusive or dependent upon any other remedy, but the Landlord may from time to time exercise any one or more of such remedies generally or in combination, such remedies being cumulative and not alternative. In addition to any other remedies the Landlord may have hereunder, if any Event of Default occurs which is not remedied promptly after notice from the Landlord as specified in this Lease, the Landlord shall have the right to suspend the supply to the Premises of any benefit, service or utility furnished by the Landlord until the occurrence or situation causing the Event of Default is cured.

14.7   Waiver
       ------

No waiver by the Landlord of any Event of Default, breach or non-compliance hereunder shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent Event of Default, breach or non-observance, and no waiver shall be inferred from or implied by any overlooking by the Landlord of such Event of Default, breach or non-observance or by anything done or omitted to be done by the Landlord with respect thereto save only an express waiver in writing.

14.8   Security Interest
       -----------------

       (a) The Tenant hereby grants to the Landlord the Security Interest in the Collateral to secure the payment of all rent expressed to be payable hereunder and the fulfilment of all other obligations of the Tenant under this Lease or any other new lease, agreement to lease, license or other occupancy agreement made between the Landlord and the Tenant with respect to the Premises or any part thereof or any other Premises located in the Building. THE SECURITY INTEREST SO CREATED WILL BE SUBORDINATE ONLY TO THOSE SECURITY AGREEMENTS REGISTERED AT THE ALBERTA REGISTRIES PERSONAL PROPERTIES REGISTRY AS REGISTRATION NUMBERS 92042228673, 93030414598 AND 95122907314.
            Notwithstanding the creation of the Security Interest, the Tenant may sell its inventory and stock-in-trade in the normal course of its business. The Tenant agrees that the Security Interest shall attach to the Collateral forthwith upon the execution of this Lease or any agreement to lease or offer to lease made between the Landlord and the Tenant with respect to the Premises or any part thereof or any other Premises located in the Building. The Tenant waives its right to receive a copy of any financing statement, financing change statement or any statement used by the Alberta Personal Property Registry to confirm registration.

       (b) Upon the occurrence of an Event of Default, the Landlord may itself or by its agents or employees, or by a receiver (which term shall include a receiver-manager) or any replacement appointed in writing by the Landlord, take possession of the Collateral, carry on the business permitted by this Lease to be carried on in, from or upon the Premises in such manner as the Landlord or such receiver determines, and realize upon the Collateral and enforce its rights under the Security Interest by any remedy or proceedings authorized or permitted hereby or at law including, all rights and remedies available to a secured party under any present or future statute of the Province of Alberta. Included in such rights of the Landlord is the right to recover all costs, charges or expenses directly or indirectly associated with the seizing, retaking, holding, repairing, processing, preparing for disposition and disposing of the Collateral (including, legal fees and disbursements on a solicitor and his own client basis), which may be incurred by the Landlord. The Landlord may exercise any rights as provided by the Security Agreement on the Premises and, for such purpose, the Landlord may lock the Premises, change any locks on the Premises and by any means exclude the Tenant from all or any parts of the Premises and the Landlord shall not thereby be terminating this Lease in the absence of express written notice terminating this Lease.

       (c) The Security Interest shall not be deemed to have been satisfied, discharged or redeemed by reason of the Tenant not being indebted to Landlord at any time or from time to time and no payment shall reduce the amount secured by the Security Interest except to the extent expressly approved by the Landlord in writing.

       (d) The Security Interest is given in addition to, and not as an alternative to, and may be exercised by the Landlord without prejudice to any other rights of the Landlord under this Lease or at law, including the Landlord's right of distress.

14.9   Default by the Landlord
       -----------------------

The Landlord shall only be deemed to be in default under the provisions of this Lease if the Landlord fails to keep, observe or perform any covenant, obligation or agreement which is expressly stated in this Lease as being an obligation of the Landlord to keep, observe or perform within thirty (30) days after the receipt by the Landlord of a

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------
written notice by the Tenant specifying such breach or non-performance. The Landlord shall not be considered to be in default under this Lease if the Landlord commences to cure the breach in a diligent and prudent manner within such thirty (30) day period and, to cure any such breach, the Landlord shall be allowed such additional time as may be necessary or reasonable given the nature and the extent of the breach set out in the Tenant's notice.

14.10  Limited Recourse against the Landlord
       -------------------------------------

       (a) Subject to the provisions of Section 15.1 hereof, the obligations of and rights against the Landlord with respect to the performance or observance of any covenant, agreement or condition to be kept, observed or performed by the Landlord under or pursuant to this Lease shall be performed and satisfied and enforced only against, and recourse hereunder shall be had only against, the Building and the interest of the Landlord therein and no obligations of the Landlord with respect to the performance or observance of any covenant, agreement or condition to be kept, observed or performed by the Landlord under or pursuant to this Lease shall be personally binding on and no recourse shall be had, judgement issued or execution or other process levied against the Landlord except to the extent that such process is necessary for the enforcement of any covenant, condition or agreement to be kept, observed or performed by the Landlord under or pursuant to this Lease.

       (b) Without limiting the Landlord's rights and remedies under this Lease, the Tenant hereby consents to the Landlord obtaining an injunction to restrain the Tenant from breaching the provisions of this Section 14.10 and all costs, fees, disbursements and expenses (including, legal fees and disbursements on a solicitor and his own client basis) which may be incurred by the Landlord in respect thereto shall be paid by the Tenant to the Landlord.

       The Tenant's obligations set out in this Section 14.10 shall survive the expiration or earlier termination of this Lease.

15.    ASSIGNMENTS, TRANSFERS AND OTHER ENCUMBRANCES

15.1   Transfers and Encumbrances by Landlord
       --------------------------------------

       The person or persons comprising the Landlord may sell, transfer, lease, mortgage, encumber or otherwise deal with the Building and the Building Lands or any portion of either or the interest of such person or persons therein, in every case without the consent of the Tenant and without restriction, and to the extent that any purchaser, transferee or lessee from such person or persons has become bound by and covenanted to perform the covenants and obligations of the Landlord under this Lease, the transferring or selling person or persons shall, without further written agreement, be freed and relieved of liability upon such covenants and obligations.

15.2   Subordination and Attornment by Tenant
       --------------------------------------

       (a) This Lease is subject and subordinate to (but at the option of the Landlord, or at the option of any Mortgagee, this Lease shall be attorned and the Tenant bound to) any Mortgage. On request at any time and from time to time of the Landlord or of any such Mortgagee, the Tenant covenants and agrees to either:

            (i) attorn to such Mortgagee and become bound to it as its tenant of the Premises for the then unexpired residue of the Term and upon the provisions herein contained (subject always to the respective priorities (as between themselves) of Mortgagees who from time to time request such attornment), or

            (ii) postpone and subordinate this Lease to any Mortgage or other encumbrance with the intent and effect that this Lease and all the rights of the Tenant shall be subject to the rights of such Mortgagee or encumbrancer as fully as if such Mortgage or other encumbrance had been made and registered before the making of this Lease.

            Whichever of the foregoing may be requested (and notwithstanding that any previous attornment and subordination to such Mortgagee shall have been given), the Tenant shall, within TEN (10) days of a written request therefor, execute and deliver to the requesting party any instruments of attornment, postponement or subordination which may be so requested to give effect to the foregoing.

       (b) PROVIDED NO EVENT OF DEFAULT HAS OCCURRED OR IS THEN IN EXISTENCE AND THE TENANT IS IN ACTUAL POSSESSION OF THE WHOLE OF THE PREMISES, THE LANDLORD SHALL USE REASONABLE EFFORTS TO HAVE ANY MORTGAGEE OR, AT THE OPTION AND EXPENSE OF THE TENANT, ALL MORTGAGEES ENTER INTO AN AGREEMENT OR AGREEMENTS WITH THE TENANT WHICH SHALL PROVIDE THAT, SO LONG AS THE TENANT STRICTLY PERFORMS ITS OBLIGATIONS AS SET OUT IN THIS LEASE AND ATTORNS TO THE MORTGAGEE OR

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------

            MORTGAGEES AS ITS TENANT AS CONTEMPLATED BY SUBSECTION 15.2(A), THE TENANT SHALL BE ENTITLED TO REMAIN IN POSSESSION OF THE PREMISES ON THE SAME TERMS AND CONDITIONS AS ARE SET OUT IN THIS LEASE. IF ANY MORTGAGEE CHARGES OR LEVIES ANY OTHER COSTS OR EXPENSE TO OR AGAINST THE LANDLORD FOR THE EXECUTION AND DELIVERY OF ANY AGREEMENT CONTEMPLATED BY THIS SUBSECTION 15.2(B), THE TENANT SHALL REIMBURSE THE LANDLORD THE AMOUNT OF ANY SUCH FEE, COST OR OTHER EXPENSE, PLUS AN ADMINISTRATIVE FEE EQUAL TO FIFTEEN PERCENT (15%) OF SUCH FEE, COST OR EX PENSE UPON BEING INVOICED THEREFOR.

15.3   Certificates of Status
       ----------------------

Within TEN (10) days after any request therefor, from time to time, by the Landlord, the Tenant shall, in each instance, execute and deliver, in the form supplied by the Landlord, a certificate or other status statement addressed as the Landlord may designate which states:

       (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and identifying such modifying agreements) or, if this Lease is not in full force and effect, the statement shall so state;

       (b)  the Commencement Date and the Termination Date;

       (c) the date to which Rent has been paid under this Lease and the amount of any deposit which may be held by the Landlord;

       (d) whether or not there is any Event of Default in existence or any existing or alleged default of this Lease by the Landlord, whether or not any Notice has been served with respect to any Event of Default or default of this Lease by the Landlord and, if there is any Event of Default or default of this Lease by the Landlord, the nature and extent of such Event of Default or default of this Lease by the Landlord;

       (e) whether there are any set-offs, defences or counterclaims against enforcement of the obligations to be performed by the Tenant under this Lease;

       (f) with reasonable particularity, details respecting the Tenant's financial status and corporate organization;

       (g) that any Landlord's Work that may be specified in Schedule "C" or as may be set out in any other agreement between the parties hereto relating to the Premises, has been completed to the satisfaction of the Tenant and that the Tenant has accepted possession of the Premises;

       (h) any tenant allowance or inducement which may be specified in this Lease has been paid in full to the Tenant; and

       (i) such other matters relating to this Lease, the Premises, the Building and the Tenant as may be determined by the Landlord.

15.4   Transfers Affecting the Premises
       --------------------------------

       (a) The Tenant shall not enter into, consent to or otherwise permit or allow to occur, any Voluntary Transfer unless, in each and every case:

            (i) such Voluntary Transfer shall be one which, if consented to by the Landlord, would not be inconsistent with or breach any provisions of this Lease, UNLESS SUCH INCONSISTENCY OR BREACH IS EXPRESSLY AGREED TO BY THE LANDLORD;

            (ii) the Tenant shall have submitted to the Landlord a request for its consent to such Voluntary Transfer, which request shall be accompanied by:

                  (A) APPROPRIATE particulars of the proposed Voluntary Transfer, including its terms and copies of any offers, draft agreements or other documents which record and embody particulars of its terms;

                  (B) APPROPRIATE particulars as to the identity of the persons who will acquire a right of use and occupancy of the whole or any part of the Premises under the proposed Voluntary Transfer including, full information regarding:

                       (i) the responsibility, reputation, financial standing and business carried on by such person or persons,

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------

                       (ii) the name under which business will be carried on by such person or persons in the whole or part of the Premises to be used or occupied by it or them, and

                       (iii) if any change in the type of use of the Premises
                             or the kind of business carried out in the Premises is contemplated for the space to be so used or occupied, the contemplated use or business;

                  (C) all further information relating to the proposed Voluntary Transfer which is relevant or which the Landlord may have reasonably requ ested within FIVE (5) days after its receipt of the Tenant's request for consent thereto, and of all the information required to accompany such request;

                  (D) a statement that the Tenant intends to enter into or consent to or otherwise permit the proposed Voluntary Transfer if the consent of the Landlord is given thereto;

                  (E)  the Transfer Fee; and

            (iii) the Tenant shall have obtained the written consent of the
                  Landlord to such Voluntary Transfer.

            The provisions of this Subsection 15.4(a) apply to each and every successive Voluntary Transfer which may be proposed to be entered into, consented to or otherwise permitted by the Tenant.

       (b) The Tenant shall notify the Landlord in writing of any Involuntary Transfer which may occur or which may be likely to occur, and of which knowledge shall have come to the Tenant, promptly after receipt of such knowledge by the Tenant, and the Tenant shall, whenever requested by the Landlord, make available to it for inspection all share registers, firm accounts and other books and records within its custody or control which are relevant to any determination of whether or not any Voluntary Transfer or Involuntary Transfer may have occurred.

       (c) The Landlord shall have the right, upon receipt of any request by the Tenant for consent of the Landlord to any Voluntary Transfer pursuant to Subsection 15.4(a), or upon the occurrence of any Involuntary Transfer, to terminate this Lease as to the whole or part, as the case may be, of the Premises affected by such Voluntary Transfer or Involuntary Transfer. Such right of termination shall be exercised in each case by written notice to the Tenant given within TEN (10) days after the receipt by the Landlord of the request of the Tenant for the consent of the Landlord to a Voluntary Transfer, or within TEN (10) days after the Landlord receives notice from the Tenant of the occurrence or likely occurrence of an Involuntary Transfer, or after the actual occurrence of such Involuntary Transfer, whichever is later, as the case may be (such right of termination, in the case of certain Involuntary Transfers such as bankruptcy, being subject to any superior rights afforded by law to trustees-in-bankruptcy and others). If the Landlord shall exercise such right of termination, this Lease shall terminate as to the whole or affected part, as the case may be, of the Premises, upon a termination date to be stipulated by the Landlord in its notice of termination, and which date shall be not less than sixty (60) days nor more than ninety (90) days following the giving of such notice of termination (but subject nevertheless, in the case of a notice of termination given as a result of a request by the Tenant for the consent of the Landlord to a Voluntary Transfer, to the right of the Tenant to elect to withdraw such request, provided that it shall do so by written notice of withdrawal given to the Landlord within five
            (5) days after the giving of such notice of termination by the Landlord, and if and upon such withdrawal of such request the notice of termination given by the Landlord shall be of no effect). If any notice of termination with respect to the whole or part of the Premises shall be given (and not become ineffective by virtue of the foregoing provision):

            (i) the Tenant shall surrender the whole or part, as the case may be, of the Premises affected by such notice of termination upon the stipulated termination date in accordance with such notice;

            (ii) if the whole of the Premises is required to be surrendered, all rent and other sums payable under this Lease shall be apportioned and paid to the date of surrender; if a part only of the Premises is required to be surrendered, all rent and other sums payable under this Lease which are fairly attributable according to an attribution to be made by the Landlord (to be primarily based upon relative floor area but which may take into account other relevant factors) to such part shall be apportioned and paid to the date of surrender of

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------
                  such part and Basic Rent for the remaining portion of the Premises not so surrendered shall thereafter abate and become adjusted, consistent with the attribution made by the Landlord as above referred to;

            (iii) if part only of the Premises is required to be surrendered, IF
                  REQUESTED IN WRITING BY THE LANDLORD, the Tenant shall compensate the Landlord for the cost of partitioning off the part of the Premises required to be surrendered and providing necessary and appropriate new entrances thereto, separate services thereto, and doing all other work required to enable the part so surrendered to become functionally separate and suitable for separate use and occupancy (all such work to be in accordance with the standards generally adopted by the Landlord for the Building), and the Tenant shall be responsible for any appropriate modifications which are necessary in the remaining portion of the Premises being retained by the Tenant; and

            (iv) the Tenant may remove its trade fixtures, and other personal property from the surrendered part of the Premises in accordance with the provisions of this Lease but shall not be entitled to any compensation for any fixtures, improvements, alterations, equipment or Leasehold Improvements which it shall be required to leave therein, and the provisions of Sections 2.6 and 3.3 shall apply thereto.

       (d) If the Tenant shall have requested the Landlord's consent to any Voluntary Transfer pursuant to Subsection 15.4(a), and if the Landlord shall not have exercised its right of termination pursuant to Subsection 15.4(c), the Landlord may, in its sole option and at its own sole discretion, either:

            (i) refuse its consent to the proposed Voluntary Transfer on any reasonable grounds (the onus being upon the Tenant to demonstrate the unreasonability of the Landlord's opinion). In considering such consent, in addition to statutory or common law tests in respect of the withholding of consent, the Landlord may pay due regard to the following criteria, it being understood and agreed by the Landlord and the Tenant that such criteria comprise reasonable grounds for determining whether or not the Landlord should consent to any Voluntary
                  Transfer:

                  (A) whether or not such Voluntary Transfer shall be made to a person or persons:

                       (I) of good commercial reputation, responsibility and character which is, in the sole opinion of the Landlord, compatible with other occupants of the Building and generally beneficial to image, status or quality of the Building; and

                       (II) who is or are of substantial financial resources and
                            means to satisfactorily finance its business and to discharge all the Tenant's obligations and covenants hereunder;

                  (B) whether or not such Voluntary Transfer would have the effect of or is likely to detrimentally affect the Building or the interest of the Landlord therein;

                  (C) whether or not the Landlord, if such Voluntary Transfer occurs, shall then be in default of any restrictive covenant granted in favour of any person or an occupant of the Building;

                  (D) whether or not such Voluntary Transfer results in change in the business carried out in the Premises; and,

                  (E) whether or not such transfer is to an existing occupant of the Building or to a person or persons controlling or affiliated to an existing occupant of the Building; or

            (ii)  grant its consent thereto, or

            (iii) grant its consent thereto with such conditions as the Landlord may, in its sole discretion, elect to impose; and without in any way limiting the right of the Landlord to impose conditions, such conditions may include:

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------

                  (A) further limitations upon the purposes for which the Premises or any part thereof to be affected by the proposed Voluntary Transfer is to be used; or

                  (B) a condition that any options which the Tenant has to renew or extend, or further renew or extend the Term, or any rights of first refusal or options on additional space in the Building be surrendered.

       (e) If the consent of the Landlord to any Voluntary Transfer shall be given pursuant to Subsection 15.4(d):

            (i) the Tenant shall enter into such transaction or permit it to be entered into, as the case may be, only upon terms and conditions which are consistent with the terms and conditions of the request for consent made to the Landlord and with information submitted by the Tenant to the Landlord pursuant to Subsection 15.4(a), and any conditions of the Landlord's consent thereto which may be imposed by the Landlord pursuant to Paragraph 15.4(d)(iii), and the Landlord may require that this Lease be amended as may be appropriate to implement any change in the type of use or the business that will be carried out in the whole or any part of the Premises affected by such Voluntary Transfer, or any changes in Basic Rent, or the availability of options, or otherwise as may be appropriate to give effect to the terms upon which such Voluntary Transfer is to be entered into and any conditions of the consent thereto by the Landlord;

            (ii) in entering into or permitting such Voluntary Transfer, the Tenant shall cause such Voluntary Transfer to be made upon terms and conditions appropriate to implement the basis thereof including any conditions upon which the Landlord's consent thereto was given, and to include provisions which are effective to specify use and the business which may be carried on, to prevent any change in such use or business, and to prevent any further Voluntary Transfer to be made without the prior written consent of the Landlord (which consent may be withheld or granted in accordance with the provisions of Subsection 15.4(d)), and in any event such Voluntary Transfer shall otherwise be on terms and conditions which are inconsistent with this Lease or incompatible with the fulfilment of a ll the obligations of the Tenant hereunder;

            (iii) without the prior written consent of the Landlord, the Tenant shall not amend or permit the amendment of the terms of such Voluntary Transfer or waive any obligations of any person where any such amendment or waiver would or might result in any contravention of the terms of this Lease, or any conditions of the Landlord's consent to the making of such Voluntary Transfer, and shall enforce or cause to be enforced all the provisions of any such Voluntary Transfer where the enforcement thereof is necessary for the fulfilment of all the obligations of the Tenant to the Landlord under this Lease, or in respect of any conditions of the Landlord's consent referred to;

            (iv)  if such Voluntary Transfer shall not be concluded within sixty
                  (60) days after the giving of such consent, such consent shall expire and become null and void and the Tenant shall not then enter into or permit such Voluntary Transfer without again conforming to all of the requirements of this Section 15.4; and

            (v) if such Voluntary Transfer is a Sublease, the subtenant thereunder and the Tenant shall both execute and deliver the Landlord's then standard consent to sublease agreement.

       (f) In addition to the payment of the Transfer Fee, the Tenant shall, on demand, reimburse to the Landlord all other costs and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Landlord in connection with each request by the Tenant for consent to a Voluntary Transfer plus an administrative fee equal to fifteen percent (15%) of such costs and expenses.

       (g) No consent of the Landlord to any Voluntary Transfer shall be construed as releasing any obligation of the Tenant under this Lease, except if and to the extent such consent shall expressly release or modify any such obligation.

       (h) The Tenant shall not print, publish, post, mail, display, broadcast or otherwise advertise or offer for any of the foregoing purposes, the whole or any part of the Premises for the purposes of a Transfer, and shall not permit any broker or other party to do any of the foregoing, unless the complete text and format of any such notice, advertisement or offer shall have first been approved in writing by the Landlord. Without in any way restricting or limiting the Landlord's right to refuse any text and format on other grounds, any text and format proposed by the Tenant shall not

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------
            contain any reference to the Basic Rent, Additional Rent or any other amount payable under this Lease.

15.5   Successors and Assigns
       ----------------------

All the obligations imposed upon the Tenant by this Lease shall extend to and be binding upon all heirs, executors, administrators, successors, assigns, subtenants and encumbrancers of the Tenant but nevertheless, no one claiming to exercise or enjoy any of the benefits or rights of the Tenant hereunder by assignment or otherwise shall enjoy or exercise such benefits or rights unless
Section 15.4 has strictly been complied with.


16.    INTERPRETATION AND MISCELLANEOUS

16.1   Notices
       -------

       (a) All Notices shall be in writing and shall be delivered to the addressee by registered or certified mail, hand delivery, or transmitted by telegram, telecopier or other similar form of telecommunication capable of confirming transmissions to the addressee. Notices to the Landlord shall be directed to the address specified in Subsection 1.1(c), or at such other address as the Landlord may from time to time designate by notice, or by facsimile transmission to the telecopier number specified in Subsection 1.1(c) or to such other number as the Landlord may from time to time designate by Notice. Notices to the Tenant at the address specified in Subsection 1.1(e), or such other address as the Tenant may from time to time designate in writing, or by facsimile transmission to any telecopier number which may be specified in Subsection 1.1(e) or to such other telecopier number as the Tenant may from time to time designate by notice.

       (b) If the Landlord or the Tenant sends any Notice by facsimile transmission, the sender shall promptly send by regular mail or personally deliver to the addressee a true or original copy of the Notice bearing a notation that the Notice was transmitted by telecopier together with a copy of a transmission report from the telecopier or other electronic device transmitting the Notice confirming the successful transmission and receipt of the facsimile by the addressee.

       (c) Every Notice shall be deemed to have been given to the addressee thereof as of the earliest of:

            (i)   THREE (3) DAYS following the day it was mailed; or

            (ii)  the day the Notice personally delivered; or

            (iii) if the Notice was transmitted by facsimile transmission then:

                  (A) on the day the transmission was sent if the facsimile was received by the addressee prior to 4:30 p.m. (local time for the addressee) on any weekday (excluding statutory or civic holidays observed in the city or other municipality where the transmission was directed); or

                  (B) the immediately following weekday that is not a statutory or civic holiday observed in the city or other municipality where the facsimile was directed if the facsimile is received by the addressee after 4:30 p.m. (local time for the addressee) on any weekday, or at anytime during Saturday, Sunday or a statutory or civic holiday observed in the city or other municipality where the transmission was directed.

16.2   Collateral Representations and Agreements
       -----------------------------------------

This Lease constitutes the entire agreement between the Landlord and Tenant relating to the subject matter hereof and may be amended only by an agreement in writing signed by the parties hereto, and neither party is bound by any representations, warranties, promises, assurances, conditions, statements, understandings, agreements or inducements not embodied herein, and in particular, no warranties or representations of the Landlord, the Manager of the Building or their respective representatives, agents, employees, contractors, officers and directors which are not expressed herein are to be implied. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures and information conveyed, whether orally or in writing, between or among the Landlord, the Manager of The Building, the Tenant or their respective representatives, agents, employees, contractors, officers and directors.

                                                            INITIAL HERE:

                                                            Tenant: //Initials
                                                                   -------------
                                                            Landlord: //Initials
                                                                     -----------

16.3   Certificates
       ------------

The following certificates shall be conclusive and binding upon the Landlord and the Tenant in respect of any question of fact or opinion in dispute hereunder arising under this Lease with respect to the matters stipulated:

       (a) a certificate procured by the Landlord from an architect, professional engineer, land or quantity surveyor (and who may be one generally employed by the Landlord), as to the Rentable Area of the Premises or the Building, any question of fact concerning the completion of any construction, Landlord's Work or Tenant's Work, the extent to which the completion of any Landlord's Work or Tenant's Work has been delayed by Unavoidable Delay, whether the Building or the Premises or any part thereof is being kept in good repair, order and condition as required by the provisions of this Lease, the cost of supplying utilities to the Premises pursuant to
            Section 9.2, the cause of any destruction or damage, the estimated cost of any repairing any damage or destruction, the extent to which the Premises are rendered unfit for use and occupancy by reason of any destruction or damage or the time necessary to complete any repairs; and

       (b) a certificate procured by the Landlord from a licensed chartered accountant (and who may be the Landlord's auditor) as to any question of fact or opinion concerning the computation of Additional Rent or rent generally including the proper amount of any payment to the Landlord by the Tenant pursuant to Sections 4.1 or 4.2, charges for any utilities pursuant to Section 10.6, the amount of Property Taxes and the contribution of the Tenant thereto pursuant to Article 7 and the amount of Operating Expense and the contribution of the Tenant thereto pursuant to Article 9.

Any certificate procured by the Landlord shall contain a professional opinion and shall be prepared using generally accepted practices and procedures appropriate to such certificate.

16.4   Legal Relationship
       ------------------

No provision of this Lease is intended to create a joint venture or partnership or any other similar relationship between the Landlord and the Tenant, it being agreed that such relationship is that of landlord and tenant only.

16.5   Changes in Area and the Landlord's Plan attached as Schedule "A"
       ----------------------------------------------------------------

The Tenant acknowledges and agrees that the areas and boundaries of the Building are subject to alteration as a result of the addition of lands proximate thereto which the Landlord designates as part of the Building or of the deduction of land at any time comprised within the Building which may be conveyed, deducted, expropriated or designated by the Landlord for any municipal or other purpose. The Landlord and the Tenant covenant and agree with each other that this Lease shall affect only the lands from time to time comprising the Building Lands as designated by the Landlord as such lands may from time to time be altered, varied, diminished, enlarged or supplemented. The Tenant covenants and agrees, at the request of the Landlord, to enter into such further assurances, releases or other documents as may reasonably be required by the Landlord to give effect to such alteration, variation, diminution, enlargement or supplementation. Schedule "A" attached hereto is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord with respect to existing or future tenancies, or to the exact size and shape of the Premises, the Building, the Building or the size, shape and precise location of the Common Facilities.

16.6   Severability
       ------------

Should any provision of this Lease be unenforceable, it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though the said provision had not been included.

16.7   Unavoidable Delays
       ------------------

In the event that either the Landlord or the Tenant shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of any Unavoidable Delay not the fault of the party delayed, then performances of such act shall be excused for the period during which such performance is rendered impossible, and the time for the performance thereof shall be extended accordingly, provided however that, notwithstanding the foregoing, the Landlord may elect to terminate this Lease and all the obligations of the Landlord and the Tenant respectively upon written notice to the Tenant if the completion of the initial improvements made to the Premises to accommodate the Tenant shall be prevented by Unavoidable Delay, and if the delay has continued for one hundred and twenty (120) days. But this shall not operate to excuse the Tenant or the Landlord from the prompt payment of rent or any other payments required under this Lease.

16.8   Broker's Commissions
       --------------------

The Tenant acknowledges that, SAVE FOR COMMERCIAL EQUITIES LIMITED, THE TENANT has not dealt with any agent or broker representing or purporting to represent the Landlord in connection with its leasing of the Premises or any other rentable premises in the Building or the Building. Any brokerage fees or commissions of the Tenant (OTHER

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

THAN THOSE PAYABLE TO COMMERCIAL EQUITIES LIMITED) shall be paid by the Tenant. ANY BROKERAGE FEES OR COMMISSIONS PAYABLE TO COMMERCIAL EQUITIES LIMITED SHALL BE PAID BY THE LANDLORD.


16.9   Partnership Entity
       ------------------

       (a) If the Tenant is or shall become a partnership, each person who is a member, or shall become a member of, such partnership or successor thereof shall be and continue to be jointly and severally liable for the performance and observance of all covenants, provisos, conditions and agreements on the part of the Tenant to be observed and performed, whether or not such person ceases to be a member of such partnership or successor thereof.

       (b) If the Landlord at any time becomes a partnership and the partnership agreement in connection with such partnership provides that only the assets of the partnership and not the assets of the separate partners be available for the satisfaction of Landlord's obligations hereunder, the Tenant acknowledges and agrees that the liability of the partners shall be limited accordingly, and that recourse shall not be had to the partners separately or to their separate assets in respect of Landlord's obligations under this Lease. Without limiting the Landlord's rights and remedies under this Lease, the Tenant hereby consents to the Landlord obtaining an injunction to restrain the Tenant from breaching the provisions of this Subsection 16.9(b) and all costs, fees, disbursements and expenses (including, legal fees and disbursements on a solicitors and his own client basis) which may be incurred by the Landlord in respect thereto shall be paid by the Tenant to the Landlord.

16.10  Registration
       ------------

       (a) Notwithstanding any law or legislative enactment to the contrary, the Tenant shall not register this Lease against the fee simple title to the Building Lands or any part thereof, and the Landlord shall not be obligated to provide to the Tenant a copy of this Lease in registerable form. If permitted by law, however, the Tenant may, at its sole expense and upon payment of the Caveat Review Fee to the Landlord, register a caveat in respect of this Lease against the Landlord's fee simple title to the Building Lands, but not against title to any adjacent lands, which caveat shall disclose only the existence and Term of this Lease and such other provisions as the Landlord, in its sole discretion, may approve. Prior to registering any such caveat, the Tenant shall submit the caveat to the Landlord for its approval together with the Caveat Review Fee.

            In addition to the payment of the Caveat Review Fee, the Tenant shall, on demand of the Landlord, reimburse to the Landlord all other costs and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Landlord in connection with each request by the Tenant to review a caveat plus an administrative fee equal to fifteen percent (15%) of such costs and expenses.

       (b) The Tenant hereby covenants to discharge and withdraw the caveat from any certificate of title pertaining to the Building Lands within thirty (30) days of the expiration or sooner termination of this Lease and renewal, if any. If the caveat is not discharged and withdrawn within such thirty (30) day period, the Landlord shall have the right to take such action or to make such payment as may be necessary or expedient to discharge and withdraw the caveat. The Landlord shall be entitled forthwith to be indemnified and reimbursed by the Tenant for any payment, cost or expense incurred in taking any action permitted under this Subsection 16.10(b) (including, without limitation, legal fees and disbursements on a solicitor and his own client basis) plus an administrative fee equal to fifteen percent (15%) of all such payments, costs or expenses. This covenant shall survive the expiration or earlier termination of this Lease.

16.11  Display of Premises
       -------------------

The Landlord may enter the Premises at reasonable times to show them to prospective purchasers, tenants or mortgagees. During th e twelve (12) months prior to the expiration of the Term or at any time the Premises are vacant, the Landlord may display on the Premises notices of reasonable size and number, and in reasonable locations, that the Premises are available for renting.

16.12  Interpretation
       --------------

       (a) This Lease shall be construed and governed by the laws of the Province of Alberta and the laws of Canada applicable therein provided that, to the extent permitted by law, the Tenant hereby waives and renounces all the rights, benefits or protections now or hereafter provided to it under any landlord and tenant legislation enacted from time to time by the Province of Alberta. The parties hereto irrevocably attorn to the Courts of the Province of Alberta.

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

       (b) All references to the Tenant shall be read with such changes in number and gender as may be appropriate, according to whether the Tenant is a male or female person or a corporation or partnership, and if more than one (1) person deemed to be joint and several.

       (c)  Unless expressly stated otherwise, reference in this Lease to:

            (i) "days" or "months" shall be to calendar days and calendar months respectively;

            (ii) "set-off" means "set-off, notice, demand, counterclaim, defence, deduction, alteration, diminution, compensation or abatement";

            (iii) "any" means "any and all";

            (iv) "the Tenant shall not permit" means "the Tenant shall not cause, suffer or permit"; and

            (v) "the Tenant agrees" means "the Tenant expressly acknowledges and agrees".

       (d) The words "hereof", "herein", and "hereunder" and similar expressions used in any provision of this Lease relate to the whole of this Lease and not to such provision only, unless the context indicates otherwise.

       (e) Grammatical variations of any terms defined herein have similar meanings. Words importing the singular will include the plural and vice versa. Words importing the masculine gender will include the
            ----------
            feminine and neuter genders and vice versa.
                                            ----------

       (f) The division of this Lease into articles, sections, subsections, paragraphs, subparagraphs, clauses and subclauses, the provision of a table of contents and index thereto, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Lease. Wherever in this Lease a particular Article, Section, Subsection, Paragraph, Schedule or other portion thereof is referred to then, unless otherwise indicated, such reference pertains to an article, section, subsection, paragraph, schedule or portion thereof contained in this Lease.

       (g) Any reference to money in this Lease is to lawful currency of Canada. All amounts referred to in this Lease exclude any GST which may be payable or levied in respect of such amount.

       (h) Any reference herein to the word "including", when following any general statement, term or matter is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters whether or not non-limiting language (such as "without limitation", or words of similar import) is used with reference thereto, but rather such general statement, term, or matter is to be construed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

       (i) Any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, and, unless otherwise expressly provided herein, also refers to all amendments made thereto and in force from time to time, and to any statute or regulation that may be passed which supplements or supersedes such statute or regulation.

       (j)  Time shall be of the essence of this Lease and of every part hereof.

16.13  Reasonableness
       --------------

Except as may be otherwise specifically provided in this Lease, wheresoever and whenever the Landlord's or the Tenant's discretion, consent or approval is required under this Lease, the Landlord and the Tenant agree that such discretion will be reasonably exercised and that such approval or consent will not be unreasonably withheld or delayed.

16.14  Confidentiality
       ---------------

The Tenant hereby agrees that:

       (a) each and every provision of this Lease is sensitive and confidential in nature and that the disclosure of the same to any third party may be expected to cause substantial loss and damage to the Landlord; and

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

       (b) except for disclosure on the same confidential basis as is provided herein only to officers or employees of the Tenant who have a bona fide and actual need to know the provisions of this Lease on behalf of the Tenant, it and its officers and employees to whom disclosure is made as aforesaid will hold in strict confidence and will not disclose the same to any third party.

16.15  SECURITY DEPOSIT
       ----------------

ON OR BEFORE THE EXECUTION AND DELIVERY OF THIS LEASE BY THE TENANT, THE TENANT SHALL DEPOSIT WITH THE LANDLORD OR THE LANDLORD'S AGENT THE SUM OF THIRTY-FIVE THOUSAND, TWO HUNDRED AND SIXTY-EIGHT DOLLARS ($35,268.00) (THE "DEPOSIT") AS PARTIAL CONSIDERATION FOR THIS LEASE. THE DEPOSIT SHALL BE HELD AND APPLIED BY THE LANDLORD, WITHOUT LIABILITY FOR INTEREST, EQUALLY AGAINST THE FIRST AND LAST MONTHLY INSTALMENTS OF BASIC RENT, OPERATING EXPENSES AND PROPERTY TAXES PAYABLE BY THE TENANT HEREUNDER AND THE GST PAYABLE IN RESPECT OF SUCH INSTALMENTS. IF AT ANY TIME DURING THE TERM, ANY AMOUNT EXPRESSED TO BE PAYABLE BY THE TENANT TO THE LANDLORD IS OVERDUE OR UNPAID, THE LANDLORD MAY, AT ITS OPTION, APPLY THE DEPOSIT, OR ANY PORTION THEREOF, TOWARDS ANY SUCH OVERDUE AND UNPAID AMOUNTS, WITHOUT THEREBY LIMITING OR PRECLUDING THE LANDLORD FROM PURSUING ANY OTHER RIGHT OR REMEDY IT MAY BE AFFORDED AT LAW OR IN EQUITY OR UNDER THIS LEASE. IN THE EVENT THE ENTIRE DEPOSIT OR ANY PORTION THEREOF IS APPLIED BY THE LANDLORD TO ANY SUCH OVERDUE OR UNPAID AMOUNTS PRIOR TO THE APPLICATION OF ONE HALF OF THE DEPOSIT TOWARDS THE LAST MONTHLY INSTALMENTS OF BASIC RENT, OPERATING EXPENSES AND PROPERTY TAXES PAYABLE BY THE TENANT HEREUNDER AND THE GST PAYABLE IN RESPECT OF SUCH INSTALMENTS THEN THE TENANT SHALL, UPON WRITTEN DEMAND FROM THE LANDLORD, IMMEDIATELY REMIT TO THE LANDLORD SUCH SUM AS IS SUFFICIENT TO RESTORE THE DEPOSIT TO AN AMOUNT EQUAL TO ONE HALF OF THIRTY-FIVE THOUSAND, TWO HUNDRED AND SIXTY-EIGHT DOLLARS ($35,268.00).

16.16  OPTION TO RENEW
       ---------------

PROVIDED THE TENANT HEREUNDER IS NEW ERA SYSTEMS SERVICES LTD., THE TENANT IS IN ACTUAL POSSESSION OF THE ENTIRE PREMISES AND NO EVENT OF DEFAULT HAS OCCURRED OR IS IN EXISTENCE BOTH WHEN THE TENANT PURPORTS TO EXERCISE THIS OPTION TO RENEW AND ON THE LAST DAY OF THE TERM, THE TENANT SHALL HAVE THE OPTION TO RENEW THE TERM FOR A FURTHER PERIOD OF FIVE (5) YEARS (THE "RENEWAL TERM") UPON GIVING THE LANDLORD WRITTEN NOTICE OF ITS ELECTION TO RENEW THE TERM AT LEAST SIX (6) MONTHS AND NOT MORE THAN NINE (9) MONTHS PRIOR TO THE EXPIRATION OF THE TERM. THE RENEWAL TERM SHALL BE UPON THE TERMS AND CONDITIONS AS ARE CONTAINED IN THIS LEASE BUT SHALL NOT CONTAIN ANY FURTHER OPTION TO RENEW, ANY FURTHER LANDLORDS WORK, OR THE AMOUNT OF BASIC RENT PAYABLE DURING THE RENEWAL TERM. THE BASIC RENT DURING THE RENEWAL TERM SHALL BE MUTUALLY AGREED UPON BY THE LANDLORD AND THE TENANT PRIOR TO THE EXPIRATION OF THE TERM BASED UPON THE THEN PREVAILING RENTAL RATE FOR SIMILARLY IMPROVED OFFICE SPACE IN BUILDINGS OF SIMILAR AGE AND QUALITY LOCATED IN THE CENTRAL BUSINESS CORE OF CALGARY, ALBERTA. IF THE PARTIES HERETO ARE UNABLE TO AGREE UPON THE BASIC RENT FOR THE RENEWAL TERM WITHIN NINETY (90) DAYS PRIOR TO THE EXPIRATION DATE OF THE TERM, THEN SUCH QUESTION MAY BE SUBMITTED TO AND DETERMINED BY ARBITRATION IN ACCORDANCE WITH
SECTION 16.17. NOTWITHSTANDING THE FOREGOING, THE BASIC RENT DURING THE RENEWAL TERM SHALL NOT BE LESS THAN THE BASIC RENT DURING THE LAST LEASE YEAR OF THE TERM. IF THE TENANT FAILS TO EXERCISE THIS OPTION TO RENEW WITHIN THE TIME AND IN THE MANNER SET OUT IN THIS SECTION 16.16, THIS OPTION SHALL BE NULL AND VOID.

16.17  ARBITRATION
       -----------

       (a) IN THE EVENT OF A DISPUTE BETWEEN THE PARTIES HERETO AS TO ANY MATTER WHICH UNDER THE PROVISIONS OF THIS LEASE IS TO BE DETERMINED BY ARBITRATION OR IN OTHER CIRCUMSTANCES WHERE THE PARTIES AGREE IN WRITING, ARBITRATION PROCEEDINGS SHALL BE COMMENCED BY THE PARTY DESIRING ARBITRATION (THE "INITIATING PARTY") AND THE PRINCIPLES SET OUT IN THIS SECTION 16.17 SHALL APPLY.

       (b) UPON NOTICE FROM THE INITIATING PARTY TO THE OTHER PARTY (THE "RESPONDING PARTY"), THE PARTIES SHALL MEET WITHIN SEVEN (7) DAYS AND ATTEMPT TO APPOINT A SOLE ARBITRATOR. IF THE PARTIES DO NOT SO MEET OR ARE UNABLE TO AGREE ON A SOLE ARBITRATOR THEN, UPON NOT LESS THAN FIVE (5) DAYS NOTICE GIVEN BY EITHER PARTY, EITHER PARTY MAY APPLY TO A COURT OF COMPETENT JURISDICTION PURSUANT TO THE ARBITRATION ACT (ALBERTA) TO APPOINT THE SOLE ARBITRATOR. THE PROVISIONS OF SUCH ACT SHALL APPLY TO ANY SUCH COURT APPLICATION.

       (c) THE SOLE ARBITRATOR SELECTED TO ACT HEREUNDER SHALL BE QUALIFIED BY EDUCATION, TRAINING AND EXPERIENCE TO PASS UPON THE PARTICULAR QUESTION OR DISPUTE.

       (d) THE SOLE ARBITRATOR APPOINTED PURSUANT TO SUBSECTION 16.17(b) SHALL PROCEED IMMEDIATELY TO HEAR AND DETERMINE THE QUESTION OR QUESTIONS IN DISPUTE. THE DECISION AND REASONS THEREFOR SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE APPOINTMENT OF THE SOLE ARBITRATOR AND, IN THE EVENT THAT THE DECISION IS NOT MADE WITHIN SUCH TIME PERIOD, EITHER PARTY MAY ELECT TO TERMINATE THE ARBITRATION (EXCEPT WHERE THE SUBJECT MATTER OF THE ARBITRATION RELATES TO THE DETERMINATION OF THE BASIC RENT DURING THE RENEWAL TERM). THE DECISION AND REASONS THEREFOR OF THE SOLE ARBITRATOR SHALL BE DRAWN UP IN WRITING AND SIGNED BY THE SOLE ARBITRATOR AND SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO AS TO ANY QUESTION OR QUESTIONS SO SUBMITTED TO

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

            ARBITRATION AND THE PARTIES SHALL BE BOUND BY SUCH DECISION AND COMPLY WITH THE TERMS AND PROVISIONS THEREOF.

       (e) THE COMPENSATION AND EXPENSES OF THE SOLE ARBITRATOR SHALL BE PAID IN EQUAL PORTIONS BY THE PARTIES HERETO.

       (f) NOTHING IN THIS SECTION 16.17 SHALL PRECLUDE EITHER PARTY FROM SEEKING AN INTERPRETATION OF ANY PROVISION OR PROVISIONS OF THIS LEASE FROM A COURT OF COMPETENT JURISDICTION PROVIDED THAT SUCH INTERPRETATION IS SOUGHT PRIOR TO THE DATE AN INITIATING PARTY COMMENCES ARBITRATION ON THE SAME QUESTION OF INTERPRETATION AND SUCH QUESTION OF INTERPRETATION HAS NOT PREVIOUSLY BEEN SUBMITTED TO ARBITRATION IN ACCORDANCE WITH THIS SECTION 16.17.

16.18  EXPANSION
       ---------

PROVIDED THE TENANT HEREUNDER IS NEW ERA SYSTEMS SERVICES LTD., THE TENANT IS IN ACTUAL POSSESSION OF THE ENTIRE PREMISES AND NO EVENT OF DEFAULT HAS OCCURRED OR IS IN EXISTENCE, THE TENANT SHALL HAVE THE OPTION TO EXPAND THE PREMISES BY AN AREA OF BETWEEN TWO THOUSAND (2,000) AND FIVE THOUSAND (5,000) SQUARE FEET, ON ONE OF THE FLOORS OF THE BUILDING NUMBERED FROM AND INCLUDING THREE (3) TO AND INCLUDING SEVENTEEN (17), SUBJECT TO THE FOLLOWING:

       (a) THE TENANT SHALL PROVIDE WRITTEN NOTICE TO THE LANDLORD ON A DATE FROM AND INCLUDING JULY 1, 1999 TO AND INCLUDING JULY 6, 1999, SETTING FORTH ITS INTENTION TO EXPAND AND AN APPROXIMATION OF THE SQUARE FOOTAGE OF ADDITIONAL OFFICE SPACE THE TENANT REQUIRES (THE "EXPANSION REQUIREMENTS");

       (b) UPON RECEIPT OF THE TENANT'S EXPANSION REQUIREMENTS, THE LANDLORD SHALL NOTIFY THE TENANT IN WRITING (THE "LANDLORD'S NOTICE"), ON OR BEFORE SEPTEMBER 1, 1999:

            (i) WHETHER OFFICE SPACE IS AVAILABLE IN THE BUILDING WHICH WILL SATISFY THE EXPANSION REQUIREMENTS BY JANUARY 1, 2000; OR

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

            (ii) WHETHER NO OFFICE SPACE IS AVAILABLE AS PER PARAGRAPH 16.18(b)(i).

            WHETHER OFFICE SPACE IS AVAILABLE THAT WILL SATISFY THE EXPANSION REQUIREMENTS IS DETERMINED SOLELY BY THE LANDLORD, ACTING REASONABLY. IN THE EVENT THAT OFFICE SPACE IS AVAILABLE PURSUANT TO PARAGRAPH 16.18(b)(i), THE LANDLORD SHALL PROVIDE TO THE TENANT, ALONG WITH OR INCLUDED IN THE LANDLORD'S NOTICE, A FLOOR PLAN OF SUCH OFFICE SPACE AND THE RENTAL RATE FOR SUCH OFFICE SPACE THAT THE LANDLORD, ACTING REASONABLY, IS WILLING TO ACCEPT AS REFLECTING THE THEN PREVAILING RENTAL RATE FOR SIMILARLY IMPROVED OFFICE SPACE IN THE BUILDING FOR A SIMILAR TERM;

       (c) IN THE EVENT THAT OFFICE SPACE IS AVAILABLE PURSUANT TO PARAGRAPH 16.18(b)(i) AND THE LANDLORD AND TENANT ENTER INTO AN AGREEMENT WHEREBY THE TENANT EXPANDS ITS PREMISES TO INCLUDE SUCH SPACE, ANY AN ALL COST ASSOCIATED WITH SUCH EXPANSION WILL BE THE SOLE RESPONSIBILITY OF THE TENANT;

       (d) IN THE EVENT THAT OFFICE SPACE IS AVAILABLE PURSUANT TO PARAGRAPH 16.18(b)(i), BUT THE LANDLORD AND TENANT ARE UNABLE TO ENTER INTO AN AGREEMENT PURSUANT TO SECTION 16.18(c) WITHIN THIRTY (30) DAYS OF RECEIPT BY THE TENANT OF THE LANDLORD'S NOTICE, THEN SUCH QUESTION MAY BE SUBMITTED TO AND DETERMINED BY ARBITRATION IN ACCORDANCE WITH
            SECTION 16.17;

       (e) IN THE EVENT THAT NO OFFICE SPACE IS AVAILABLE PURSUANT TO PARAGRAPH 16.18(b)(i), THE TENANT WILL HAVE THE RIGHT TO TERMINATE THIS LEASE, EFFECTIVE JANUARY 1, 2000, BY PROVIDING THE LANDLORD WITH NOTICE OF SUCH TERMINATION ON OR BEFORE SEPTEMBER 1, 1999, AND PAYING TO THE LANDLORD THE AMOUNT OF ONE (1) MONTHS BASIC RENT AT THE THEN PREVAILING RATE FOR BASIC RENT, AND ADDITIONAL RENT, PLUS THE GST APPLICABLE THERETO;

       (f) IF THE TENANT FAILS TO EXERCISE THIS OPTION TO EXPAND WITHIN THE TIME AND IN THE MANNER SET OUT IN THIS SECTION 16.18, THIS OPTION SHALL BE NULL AND VOID.

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

16.19  PARKING
       -------

PROVIDED THE TENANT IS NEW ERA SYSTEMS SERVICES LTD., THE TENANT IS IN ACTUAL POSSESSION OF THE ENTIRE PREMISES AND NO EVENT OF DEFAULT HAS OCCURRED OR IS IN EXISTENCE, THE LANDLORD OR ITS AGENT SHALL MAKE AVAILABLE TO THE TENANT DURING NORMAL BUSINESS HOURS THROUGHOUT THE TERM SIX (6) UNRESERVED PARKING SPACES IN THE PARKING FACILITY OF THE BUILDING FOR USE BY THE TENANT'S EMPLOYEES AT THE PREVAILING RATE CHARGED FROM TIME TO TIME BY THE LANDLORD OR ITS AGENT FOR SUCH PARKING SPACES. THE DOCUMENT GOVERNING THE TENANT'S OCCUPATION OF SUCH PARKING SPACES SHALL BE THE STANDARD PARKING LICENCE AGREEMENT THEN UTILIZED BY THE LANDLORD OR ITS AGENT FOR THE BUILDING. THE TENANT AGREES AND ACKNOWLEDGES THAT THE LANDLORD MAY CLOSE THE PARKING FACILITY OR LIMIT ACCESS THERETO IN EVENTS OF HAZARD, EMERGENCY AND/OR NECESSARY MAINTENANCE.


17.    ACCEPTANCE
       ----------

The Tenant hereby accepts this Lease of the above described Premises to be held by it as tenant subject to the covenants, conditions and restrictions above and in the Schedules attached hereto set forth.

IN WITNESS WHEREOF the parties hereto have duly executed this Lease of the day, month and year set out in Section 1.1(a) hereof.

LANDLORD:                              TRIZEC PROPERTIES LIMITED
- --------


                                       Per:
 __________________________________                               c/s

Per: ______________________________


TENANT:                                NEW ERA SYSTEMS SERVICES LTD.
- ------


                                       Per:
__________________________________
                                         Authorized Signature     c/s
                                         Title:


                                       Per:
__________________________________
                                         Authorized Signature
                                         Title:


                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                                  SCHEDULE "A"

                                   FLOOR PLAN


             [Diagram of floor plan for 5th Floor of the Premises]




                                                          PLAN FLOOR 5
                                                          FIFTH & FIFTH BUILDING


                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule A, Page 5

                                  SCHEDULE "B"

                               LEASE DEFINITIONS

In this Lease, including this Schedule "B", the following defined terms have the meanings indicated:

"ACCESSORY AREA" means, in respect of any floor of the Building, all corridors which are not exclusive to any single tenant, elevator lobbies, heating or ventilating ducts, air-conditioning shafts and ducts (if the Building's HVAC System eliminates fan rooms on the applicable floor of the Building), toilets which are not exclusive to any single tenant, janitor closets the access to which is not exclusive to any single tenant, rooms containing telephone or other communication equipment or panels which are not exclusive to any single tenant, all rooms, closets or vaults which contain electrical equipment which is not for the exclusive use of any single tenant, and any rooms, closets or ventilating or heating flues, shafts, fans and ducts, together with, in each case, the walls enclosing such objects, provided that, if any of the enclosing walls referred to in this definition of "Accessory Area" are common to an adjacent Core Area or adjacent to another Accessory Area, then the measurement of the Accessory Area shall be from the centre of such common wall. For clarification, Accessory Areas shall exclude Core Areas.

"ACT OF INSOLVENCY" means any event or occurrence defined as an "act of bankruptcy" in the Bankruptcy and Insolvency Act (Canada) or any of the following events or occurrences:

   (a) if the Tenant is a body corporate, upon an order being made or an effective resolution passed for the winding-up or the liquidation of the Tenant or the surrender or forfeiture of its charter or similar incorporating document; or

   (b) the Tenant makes a general assignment for the benefit of its creditor, is declared to be bankrupt, files a petition in bankruptcy or insolvency or for any real readjustment of debts or creditors' arrangement, or makes a proposal under the Bankruptcy and Insolvency Act (Canada) or takes advantage of any legislation for the relief of insolvent or bankrupt debtors in respect of its own debts including the Companies' Creditors Arrangement Act (Canada) and The Winding Up Act (Canada) if the Tenant is a body corporate.

   (c) upon a receiver, receiver and manager, custodian or any other official having a similar power being appointed with respect to the business or affairs of the Tenant or any substantial portion thereof or with respect to the Tenant; or

   (d) any execution, attachment or similar process shall be issued against the Tenant, or any encumbrancer shall take any action or proceeding whereby any of the trade fixtures, Leasehold Improvements, furnishings or personal property on the Premises or any portion thereof shall be taken or attempted to be taken by someone other than the Tenant or an assignee or subtenant permitted under this Lease, unless such execution, attachme nt or similar process, action or proceeding be set aside, vacated, discharged or abandoned within fifteen (15) days after its commencement.

"ADDITIONAL RENT" means all amounts expressed to be payable by the Tenant to the Landlord pursuant to Section 4.2 and any other amounts which are expressed by this Lease as constituting Additional Rent.

"AFFILIATE" shall adopt the same meaning as ascribed to the word "affiliate" by the Canada Business Corporations Act.
    --------------------------------

"ASSIGNMENT" means any transaction whereby the rights of the Tenant under this Lease and to the Premises are transferred to another, whether immediately, conditionally or contingently, and includes the granting of a "security interest", as defined in the Personal Property Security Act (Alberta), an
                             ------------------------------
assignment or specific or floating charge whereby the interest of the Tenant in the Premises or this Lease is granted, mortgaged or pledged as security for any indebtedness or other obligation.

"BASIC RENT" means the annual rent payable pursuant to Section 4.1 based upon the annual amount per square foot of Rentable Area of the Premises specified in Subsection 1.1(k).

"BUILDING" means the commercial complex commonly known as "Fifth & Fifth" constructed on and under the Building Lands, municipally addressed as 605 - 5th Avenue S.W., Calgary, Alberta and all related facilities and appurtenances thereto composed of:

   (a) two (2) underground levels containing parking facilities, Building service facilities, loading ramps and storage facilities;

   (b) a two (2) level structure at the ground and plus fifteen levels containing common areas and facilities, public amenity space, mechanical services areas and retail, banking and office premises;

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 5

   (c) the office building constructed on the Building Lands comprising thirty-one (31) floors (including mechanical, cooling and storage floors and areas but excluding a floor numbered thirteen (13)) commencing with the floor of the Building numbered three (3), together with certain Common Facilities and any other improvements required or permitted to be built in connection with the Building and its associated development (including the Pedestrian Bridges and any other pedestrian bridges over adjacent streets).

"BUILDING LANDS" means the lands located in Calgary, Alberta legally described as:

   PLAN "A1"
   BLOCK 29
   LOTS 9 TO 20 INCLUSIVE
   EXCEPTING THEREOUT AS TO SURFACE ONLY OUT OF PORTION ON STREET WIDENING ON PLAN 8211630.

"CAPITAL EXPENDITURE" shall mean and include only those costs or expenditures incurred by the Landlord with respect to any alteration, improvement or additions by the Landlord made to the Building the purpose of which is intended primarily to substantially upgrade, update, expand or enlarge the Building or its facilities or systems, or primarily for the purpose of creating an improved building, or a new and distinct capital asset. Any expenditure made for the primary purpose of preserving, protecting, maintaining or restoring the Building or its facilities and systems or any constituent part thereof, in or to their ordinary first-class operating condition after deterioration thereof from whatever cause, including, prolonged use, latent defects, wear and tear, accident or ageing and which do not materially add to the value of the Building or appreciably prolong the Building's originally anticipated life shall not be considered to be a Capital Expenditure. For greater certainty, it is understood and agreed that the replacement of worn or damaged parts, components or systems, even though substantial and even though such replacement may incidentally result in an improved or superior part, component or system, shall only be considered to be a Capital Expenditure if such replacement results in a distinct capital asset which is fundamentally different in kind and improved from what it was before. A repair or replacement expenditure or cost shall be deemed to be a Capital Expenditure only if the effect of either the repair or replacement made to the Building's facilities, systems or constituent parts thereof results in a distinct capital asset which is something fundamentally different in kind and improved from what it was before.

"CAPITAL TAX" means any tax, taxes, levy or levies paid or payable by the Taxpayer to any Taxing Authority based upon or computed by reference to the capital employed by the Taxpayer, or the paid-up capital or place of business of the Taxpayer. For clarification, Capital Tax is not an Income Tax.

"CAPITAL TAX FOR THE BUILDING" means, for any Operating Year, the aggregate of the amounts calculated by multiplying the aggregate book value to the Taxpayer of the Building and the Building Lands (and all equipment used in connection therewith) by the rate of each applicable Capital Tax imposed, from time to time, by any Taxing Authority. The aggregate book value shall be costs incurred less depreciation and amortization, determined as at the end of such Operating Year for financial statement purposes. Capital Tax for the Building is an approximation based upon the concept of Capital Tax, and is not necessarily the actual Capital Tax paid or payable by the Landlord in respect of the Building and the Building Lands. If the calculation of Capital Tax changes, the Landlord may adjust its calculations of such amount to reasonably reflect such change.

"CAVEAT REVIEW FEE" means one hundred and seventy-five dollars ($175.00) or such other amount as the Landlord may, from time to time, advise the Tenant as constituting the Landlord's administrative fee associated with each request to review a caveat contemplate d by Subsection 16.10(a).

"CHANGE IN CONTROL" means, in the case of any corporation or partnership, the transfer by sale, assignment, transmission on death, mortgage, trust or otherwise, of any shares, voting rights or interest which will result in a change of the identity of the person or persons exercising, or who might exercise, effective control of such corporation or partnership unless such change occurs as the result of trading in shares listed upon a recognized stock exchange, and such trading is not for the purpose of acquiring effective control.

"COLLATERAL" means this Lease, all interests created by this Lease, all the Tenant's personal property of any kind LOCATED AT, IN OR ABOUT THE PREMISES, including, without limitation, all goods, chattels, trade fixtures, furniture, equipment, inventory, stock-in-trade, chattel paper, instruments, documents of title, supplies, securities, the Tenant's interest in and to this Lease and the Premises, accounts receivable, book debts, sublease rents, licence fees, intangibles and all proceeds derived from dealing with any of the foregoing.

"COMMENCEMENT DATE" means the date specified in Subsection 1.1(f).

"COMMON FACILITIES" means the facilities integrated with, attached to, serving or benefiting the Building or the Building, whether or not located on the Building Lands and whether or not owned or leased by the Landlord, which are provided or designated by the Landlord as being for the common use or benefit of the Building or the Building's respective tenants or their employees, customers, licensee and invitees or the general public and expressly includes, and as the same may be changed from time to time, entrances, lobbies, corridors, passageways, interior and exterior pedestrian walkways whether below, at or above ground level, parking lots, parkades or other parking facilities or structures, whether below, at or above ground level, the Pedestrian Bridges, stairways which are not exclusive to any tenant, public elevators, public washrooms, loading and unloading areas, public plazas and interior and exterior

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 6
covered pedestrian malls, landscaped areas and service elevators, together with the building systems, facilities or equipment within, attached to, serving or benefiting the Building, whether or not located on the Building Lands and whether or not owned or leased by the Landlord, including, without limitation or duplication, the HVAC System, heating, ventilating, air-conditioning and security systems, mechanical and electrical rooms and facilities and the machinery and equipment therein, fire protection and detection equipment, ducts, shafts, the Building's storage areas, service areas and facilities, and any facilities which are not exclusive to any Building tenant.

"CONDEMNATION DATE" means, with respect to the expropriation of the Premises in accordance with Section 12.8, the earlier of:

   (a) the date of vesting of title to the Premises in any public authority under the power of expropriation; or

   (b) the date upon which any public authority under the power of expropriation shall have the right to possession of the Premises.

"CORE AREAS" means, with respect to any floor of the Building, any stairs or staircases not for the exclusive use of any single tenant, elevator shafts, elevator service pits and rooms containing apparatus necessary to operate elevators not for the use of any single tenant and any flues, vents, stacks, pipe shafts and vertical ducts (provided such vertical ducts are not located in an Accessory Area) together with, in each case, any walls enclosing such objects, provided that, if any of the enclosing walls referred to in this definition of "Core Areas" are common to an adjacent Accessory Area or adjacent to another Core Area, then the measurement of the Core Area shall be from the centre of such common wall. For clarification, Core Areas shall exclude Accessory Areas.

"EVENT OF DEFAULT" means any of the following events or occurrences:

   (a) any Basic Rent, Additional Rent or other amount payable by the Tenant under this Lease, including any instalment thereof, shall be in arrears and shall not then be paid within TEN (10) days after demand in writing by the Landlord notwithstanding any law or legislative enactment may provide for a longer period of time before that rent must go unpaid before a landlord may re-enter and resume possession of any leased premises; or

   (b) the Tenant shall have breached or failed to comply with any of its covenants and agreements contained in this Lease, and shall have failed to remedy such breach or non-compliance within TEN (10) days after written notice thereof given by the Landlord to the Tenant (or such longer period, if any, as the Landlord may allow for the remedying of such breach or non-compliance); provided, however, that no time for the remedying of such breach or non-compliance shall or need be given or allowed where the breach or non-compliance is one not reasonably capable of being remedied within a reasonable time; or

   (c)    upon the occurrence of any event or circumstances which, pursuant to
          Section 14.4 or any other provision of this Lease so providing, entitles the Landlord to cancel or terminate this Lease; or

   (d) the Tenant fails to commence business in or from the Premises within thirty (30) days after the Commencement Date; or

   (e)    the Tenant abandons the Premises prior to the expiration of the Term;
          or

   (f)    any Act of Insolvency; or

   (g) any assignment, disclaimer, rejection or disaffirmation of the Lease, or any subletting or abandonment of all or any part of the Premises prior to the expiration of the Term WITHOUT THE PRIOR CONSENT OF THE LA NDLORD IN WRITING AND PURSUANT TO THE TERMS OF THIS LEASE, WHERE APPLICABLE, or any termination of this Lease in any proceeding, whether effected by the Landlord in concert with the Tenant or by any trustee, trustee-in bankruptcy, receiver, receiver and manager or liquidator of the Tenant, or by operation of law; or

   (h) the Tenant attempts to make any bulk sale or remove any substantial part of the trade fixtures or furnishings from the Premises other than in the course of business, or pursuant to a permitted Transfer, or when the same are no longer required for the conduct of the Tenant's business and other trade fixtures or furnishings of equal or greater value and utility in the conduct of the Tenant's business are being substituted therefor; or

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 7

   (i) at any time any person other than the Tenant or any other has or exercises the right to possess, occupy, manage or control the Premises any part thereof or any of the business carried on therein, other than an occupant permitted or approved by the Landlord pursuant to Section 15.4; or

   (j) the Tenant becoming in default under other lease, license or occupancy agreement the Tenant may have with the Landlord or any Affiliate of the Landlord with respect to any premises situate in the Provinces of British Columbia, Alberta, Saskatchewan or Manitoba.

"GST" means the tax levied by the Government of Canada on goods and services pursuant to the Excise Tax Act (Canada) and commonly known as the Goods and Services Tax.

"HAZARDOUS SUBSTANCES" means any substance, class of substance or mixture of substances, or such quantity of an otherwise non-hazardous substance or substances, which are or may be detrimental to the environment or human health including, without limitation:

   (a)    radioactive materials;

   (b)    explosives;

   (c) any solid, liquid, gas or odour or combination of any of them that, if released, creates or contributes to a condition that:

          (i)    endangers the health, safety or welfare of persons;

          (ii)   interferes with the normal enjoyment of life or property; or

          (iii)  causes damage to plant life or to property;

   (d) toxic substances, which shall include, without limitation, asbestos, polychlorinated biphenyls, all chemicals and substances known or suspected to cause cancer or reproductive toxicity;

   (e) any substance, chemical or material, declared to be hazardous or toxic under any law, by-law, regulation or ordinance enacted or promulgated by any legislative, governmental or regulatory body having jurisdiction over the Landlord, the Tenant, the Premises, the Building or the Building Lands; and

   (d)    any medical waste or hazardous biological material.

"HVAC SYSTEM" means the entirety of any system in or for the Building for the supply of heating, ventilating or cooling to Common Facilities or the Building wherever such system, or portions thereof, is or are located, including any central plant therefor and the improvements and fixtures necessary for any such central plant and all the appurtenances and equipment and systems associated with or for such system and includes the apparatus for the further processing and distribution or exhaust of air such as ducts, diffusers, re-heat coils, controls and other apparatus and equipment therefor, and includes such apparatus located within rentable premises, except to the extent exclusively serving such rentable premises.

"INCOME TAX" means any tax or taxes paid or payable by the Taxpayer or the Landlord to any Taxing Authority based on or computed by reference to the net or gross income or profit of the Landlord or the Taxpayer and, for clarification, such tax or taxes are distinct from Capital Tax.

"INVOLUNTARY TRANSFER" means any Transfer to which the Tenant is not a voluntary party and has no right to consent or withhold its consent, and includes an expropriation, bankruptcy, receivership or seizure by execution or other legal process.

"LANDLORD" means the Landlord specified in Subsection 1.1(b) and its successors and assigns. In any provision of this Lease that contains a release, waiver or other exculpatory language in favour of the Landlord (such as, by way of example only, Sections 13.4 and 13.6), reference to the "Landlord" shall mean the Landlord, the Taxpayer, the Manager of the Building and their respective directors, officers, employees, contractors and agents.

"LANDLORD'S WORK" means any items of work to be performed by the Landlord at, in or upon the Premises which are described under the heading "Landlord's Work" in Schedule "C". If no items of work are described as "Landlord's Work" in Schedule "C", the Premises shall be delivered to the Tenant by the Landlord in an "as-is" condition.

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 8

"LEASE YEAR" means each successive period of twelve (12) calendar months during the Term ending:

   (a) if the Term commences on the first day of a calendar month, on an anniversary of the last day of the calendar month preceding the calendar month in which the Term commences; and

   (b) if the Term commences other than on the first day of the calendar month, on an anniversary of the last day of the calendar month preceding the calendar month in which the Term commences (so as to exclude in such case in the first Lease Year and the first month of such Lease Year, the broken portion of the calendar month between the last day of the calendar month preceding the month in which the Term commences and the commencement of the Term), provided that if and whenever the Landlord deems it necessary for the Landlord's accounting purposes, the Landlord may at any time and from time to time by written notice to the Tenant specify an annual date upon which each subsequent Lease Year is to commence, and in such event the Lease Year which would otherwise be current when such annual date first occurs after the giving of such notice shall terminate on the day preceding the date upon which the specified annual date next falls, and any appropriate adjustments shall be made in respect of any Lease Year which is, as a result, less than twelve (12) calendar months.

"LEASEHOLD IMPROVEMENTS" means all fixtures, improvements, installations, equipment, alterations and additions from time to time made, erected , constructed or installed in the Premises, or any portion thereof, by, for or on behalf of the Tenant, the Landlord or any previous tenant or other occupant of the Premises, or portion thereof, or other adjacent premises, with the exception of Hazardous Substances, trade fixtures and furniture, but including, without limitation, doors, safes, vaults and their related hardware; all partitions however affixed (including moveable partitions); light fixtures, bulbs and tubes, track lighting tracks, heads, bulbs and tubes; heating, cooling and ventilating equipment and systems; mechanical, plumbing, electrical, sprinkler, fire detection, safety, and other utility systems; facilities, installations, fitting, controls and equipment; drapes or other window coverings and their related hardware; counters, cabinets, shelves, book shelves, and built-in furniture; internal stairways, escalators, elevators and any other transportation equipment and systems; ceilings and ceiling tile and panels; and, all flooring and floor coverings with the exception of any carpeting which is laid over vinyl tile or finished floor and affixed so as to be readily removable without damage.

"MANAGER OF THE BUILDING" means any person (who may be an Affiliate of the Landlord or the Taxpayer) who may be retained to lease, manage or operate the Building on behalf of the Landlord or the Taxpayer and such person's successors and assigns.

"METHOD OF MEASUREMENT" means the method of measurement used by the Landlord to determine the Rentable Area of any rentable premises in the Building as follows:

   (a) If the premises to be measured is located on a floor of the Building which is designated by the Landlord to be occupied by a single tenant, the Rentable Area of the Premises shall be the area within the outside walls of the Building computed by measuring from the inside surface of the outer Building wall (ignoring the finishing treatment thereof) to the inside surface of the opposite outer Building wall (ignoring the finishing treatment thereof), or where the outer Building wall consists of fifty percent (50%) or more of glass, from the inside surface of the outside glass wall to the inside surface of the opposite outer Building wall (ignoring the finishing treatment thereof) or the inside surface of the opposite glass wall, whichever is applicable, and shall include the areas of columns and projections necessary to the Building and all Accessory Areas but excluding the area of all Core Areas on the floor.

   (b) If the premises to be measured is located on a floor of the Building which is designated by the Landlord to be occupied by multiple tenants, the Rentable Area shall be determined by adding:

          (i) the area within the outside walls of the premises computed by measuring from the inside surface of the outer Building wall (ignoring the finishing treatment thereof) to the inside surface of the opposite outer Building wall (ignoring the finishing treatment thereof), or where the outer Building wall consists of fifty percent (50%) or more of glass, from the inside surface of the outside glass wall to the inside surface of the opposite outer Building wall (ignoring the finishing treatment thereof) or the inside surface of the opposite glass wall, whichever is applicable, and shall include the areas of columns and projections necessary to the Building plus,

          (ii) that area determined by multiplying the total area of all Accessory Areas on the floor by a fraction, the numerator of which is the area of the premises to be measured determined in accordance with Paragraph (b)(i) of this definition of "Method of Measurement" and the denominator of which is the aggregate area of all the rentable premises on the floor in

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 9
               question determined in accordance with Paragraph (b)(i) of this definition of "Method of Measurement".

   (c) If the premises to be measured is located in an area of the Building designated by the Landlord as being for retail use, the Rentable Area of the premises shall be the area in square feet of all floor space therein (including floor space of mezzanines, if any) measured at floor level from, as may be applicable:

          (i) the interior face of all exterior Building walls (ignoring the finishing treatment there of), comprising the boundaries of such premises or, where an exterior Building wall comprising the boundaries of such premises consists of fifty percent (50%) or more of glass, from the inside surface of such glass or,

          (ii) the centre line of any walls (ignoring the finishing treatment thereof) separating the rentable premises from adjoining rentable premises or,

          (iii) the inner surfaces of any walls (ignoring the finishing treatment thereof) separating the rentable premises from an Accessory Area or Core Area, or,

          (iv) the demising line dividing the rentable premises from any adjoining Common Area, as such line is established by the Landlord.

          No deductions shall be made for columns or projections necessary for the Building. Where a portion of any premises is recessed from the demising line of the such premises, the area of such recess shall be included as part of the Rentable Area of the premises in question.

"MORTGAGE" means any mortgage or charge of or on the estate or interest of the Landlord in the Building or the Building Lands, or any portion thereof and includes, any debenture, deed of trust and mortgage securing bonds or debentures and any similar instruments resulting from any financing, refinancing or collateral financing, any renewals or extensions thereof, from time to time placed or registered by the Landlord or any Mortgagee against or in respect of the Building, the Building Lands, or any portion thereof or the Premises.

"MORTGAGE AGREEMENT FEE" means two hundred and fifty dollars ($250.00) or such other amount as the Landlord may, from time to time, advise the Tenant as constituting the Landlord's administrative fee associated with each request for the obtaining of an agreement contemplated by Section 15.2(b).

"MORTGAGEE" means a mortgagee, encumbrancer or chargee under a Mortgage and includes, without limitation, a secured party, a debenture holder, a trustee under a trust bond and any trustee for bond holders, debenture holders or secured creditors.

"NORMAL BUSINESS HOURS" means the hours from 7:30 a.m. to 6:00 p.m. Monday to Friday inclusive of each week, exclusive of all statutory or legal holidays, or such other reasonable hours as the Landlord may from time to time specify in the Rules and Regulations.

"NOTICE" means any notice, demand, request, statement or report, including any Notice of Relocation, which may be or is contemplated by or is required to be given or sent pursuant to this Lease.

"NOTICE OF RELOCATION" means the notice required to be provided by the Landlord to the Tenant in accordance with Section 11.1.

"OPERATING EXPENSE" means the Landlord's or the Taxpayer's expenses, costs and charges, without duplication, which are incurred or accrued by or attributable to the Taxpayer or the Landlord in the course of discharging its obligations under this Lease and to own, lease, operate, maintain, repair, supervise and administer the Building, including the Common Facilities, and which shall include, without limitation:

     (a) Management fees at local rates prevailing from time to time for comparable buildings and any administrative or management fees paid to the Manager of the Building.

     (b)  On-site and off-site management and support staff costs, including:

          (i) wages, salaries, unemployment insurance expenses, pension plan payments, benefits or other compensations for the employees, agents or contractors of the Landlord or the Manager of the Building, including the Landlord's or the Manager of the Building's superintending, clerical, technical services, and accounting staff who perform services in connection with the operation of the Building, but excluding leasing commissions paid to agents of the Landlord or the Manager of the Building or to other brokers or to any other person whatsoever;

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 10

          (ii) costs of telephone, stationery supplies and other materials required for the routine operation of the Building, and the Landlord's allocation of all occupancy costs associated with the Building's management office; and,

          (iii) uniforms, if any, of the employees of the Landlord or the Manager of the Building and the cleaning and pressing thereof.

     (c) All repairs (excluding Structural Repairs) to and physical maintenance and cleaning of, the Building, including redecoration of the Common Facilities, and the cost of supplies and equipment used in connection therewith.

     (d) Straight line amortization based on manufacturers' recommended life of capitalized cleaning equipment used in the Building.

     (e) All insurance premiums, deductibles and other charges with respect to insurance incurred by or allocated to the Building by the Landlord.

     (f) Costs incurred in connection with inspection and servicing of elevator, electrical distribution and mechanical equipment, and the costs of supplies and equipment used in connection therewith.

     (g) Costs incurred for fuel or other energy for heating, ventilating and air-conditioning the Building and for operating the HVAC System or any other heating, ventilating and air-conditioning system in the Building and for electricity, steam or other power required in connection with the lighting, use and operation of the Building.

     (h)  Water, sewer and service charges, garbage and waste removal costs.

     (i) Fees and expenses of the Landlord's firm of chartered accountants pertaining only to services performed in the preparation of any statements or certificates contemplated by the provisions of the Lease.

     (j) Fees, costs and disbursements incurred in connection with proceedings for the contestation of Property Taxes, Taxes or Capital Taxes for the Building.

     (k) The annual amount of depreciation or amortization of the cost of any improvement, modification or addition to the Building or the machinery, equipment or facilities related thereto where, in the reasonable opinion of the Landlord, such expenditure:

          (i)    may reduce Operating Expense;

          (ii) maintain the quality, integrity or character of the Building or the machinery, equipment or facilities related thereto;

          (iii)  is for the benefit or safety of Building users generally; or,

          (iv) is required by law or any directive of any governmental, quasi-governmental or regulatory body or authorities having jurisdiction,

          plus interest on the undepreciated portion of the original cost of such improvement, modification or addition, payable monthly, from the date on which the relevant cost was incurred at an annual rate of interest equal to ten percent (10%) above the Prime Rate (the rate of interest to be applied to the undepreciated, unamortized portion of the original cost, in each case, shall be adjusted, as long as a rate is required, every year, on the anniversary date of the acquisition of the relevant improvement, modification or addition to the annual rate of interest that is ten percent (10%) above the Prime Rate).

          In no event shall depreciation, amortization or interest in respect of any Capital Expenditure or any machinery, equipment or facilities installed or constructed in conjunction with the original construction of the Building be included in the determination of Operating Expense.

     (l) Business or similar taxes assessed with respect to Common Facilities, if any.

     (m)  Taxes and Capital Tax for the Building.

     (n) Such other operating costs, charges and expenditures of a like nature as may be incurred in respect of or attributable to the ownership, preservation, protection, leasing, maintenance, supervision, administration or operation of the Building.

     (o)  but in any event, Operating Expense shall exclude:

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 11

          (i) the Income Tax of the Landlord, the Taxpayer or the Manager of the Building;

          (ii)   any Capital Expenditures;

          (iii) the cost of providing electricity, water, natural gas and other utilities to rentable premises in the Building (the cost of which, in respect of the Premises, is reimbursed to the Landlord under Section 9.2);

          (iv) the cost of providing heating, ventilating and cooling to any rentable premises in the Building (the cost of which, in respect of the Premises, is paid by the Tenant or reimbursed to the Landlord under Section 9.2) ; and

          (v) Property Taxes (the Tenant's contributions to such Property Taxes being made pursuant to Section 7.2);

   (p) there shall be deducted from Operating Expense:

       (i) the amounts of proceeds of insurance relating to damage actually recovered by the Landlord, the cost of the repair of which was included in Operating Expense; and

       (ii) all other recoveries from the Tenant and other tenants applicable to expenses included in Operating Expense, other than contributions thereto pursuant to Section 9.1, or contributions by any other tenant pursuant to comparable provisions of any other lease of rentable premises in the Building.

Operating Expense shall be allocated to each Operating Year in accordance with generally accepted accounting practice, as determined by the Landlord's auditors, and any prepaid expense (for example, insurance) may be allocated to the Operating Year in which the expense is incurred.

"OPERATING YEAR" means a consecutive twelve-month period ending December 31 or such other consecutive twelve (12) month period as the Landlord from time to time may adopt.

"PEDESTRIAN BRIDGES" means the elevated pedestrian bridge crossing over 5th Avenue S.W. between 5th and 6th Streets S.W., the elevated pedestrian bridge crossing over 5th Street S.W. between 5th and 6th Avenues S.W., the elevated pedestrian bridge crossing over the alleyway adjacent to the Building Lands to the south of the Building as modified or relocated in connection with the construction of the Building and the uncovered, elevated pedestrian bridge or walkway over the Building Lands to the west of the Building and any other above or below ground level pedestrian bridge or walkway crossing over any street, avenue or alleyway adjacent to the Building Lands or adjoining the Building to any other building or other commercial complex or structure.

"PREMISES" means the rentable premises in the Building located on the floor(s) of the Building indicated in Subsection 1.1(j) as shown outlined in red on Schedule "A" and the approximate measurements of which are indicated in Subsection 1.1(i) the exact measurements of which shall depend on the actual location of perimeter walls and other construction defining the boundaries thereof, when and as actually constructed (it being agreed that any variations in the configuration and measurements of such premises necessitated by or during any construction by the Landlord shall be permitted) and the measurement of the premises in accordance with the Method of Measurement. In any event, the Premises shall exclude any Accessory Area or Core Area within the Premises and the use of such excepted areas as well as access thereto through the Premises for the purpose of use, operation, maintenance and repair of such areas and the equipment or apparatus located or situate therein or thereon is expressly reserved to the Landlord. Notwithstanding the reservation of such areas to the Landlord, the Tenant acknowledges that the cost of operation, maintenance and repair thereof and the equipment or apparatus contained therein or thereon may be included in Operating Expense and that the entire area of such Accessory Areas or a portion thereof shall be included in the determination of the Rentable Area of the Premises.

"PRIME RATE" means the annual percentum rate of interest announced by the Royal Bank of Canada at its main branch in Calgary, Alberta as its reference rate for demand loans made in Canada in Canadian dollars to commercial customers and designated as its "prime rate" provided that, in no event, shall any annual rate of any interest expressed in this Lease exceed the maximum annual rate of interest permitted by law and the Prime Rate shall be adjusted as may be necessary to ensure that any annual rate of any interest expressed in this Lease exceed the maximum annual rate of interest permitted by law. Unless a provision of this Lease states otherwise, in the event of a change in the Prime Rate, interest shall be calculated at the new rate commencing on the date which the said rate changes. A certificate signed by the manager of the main branch of the Royal Bank of Canada in Calgary, Alberta setting forth the Prime Rate from time to time shall be conclusive and shall bind the parties hereto.

"PROPERTY TAXES" means all real property, municipal, school and local improvement taxes, assessments and rates and all taxes, assessments and rates of a like nature imposed in respect of the Building Lands and the Building from

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 12
time to time by any Taxing Authority, including machinery tax, if any, and all taxes, rates, duties, levies, fees, charges and assessments whatsoever imposed by any Taxing Authority upon the Taxpayer which are based upon the size or area of the Building or Building Lands, but excluding Income Tax to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or the Building Lands or upon the Landlord in respect thereof; if the system of property taxation shall be altered or varied and any new tax shall be levied or imposed on all or any portion of the Building or the Building Lands or the revenues therefrom or the Landlord in substitution for or in addition to Property Taxes presently levied or imposed, then any such new tax or levy shall be deemed to be Property Taxes.

"RELOCATED PREMISES" means the rentable premises in the Building to which the Tenant is relocated by the Landlord pursuant to Section 11.1 and, after relocation, means the Premises.

"RENT", "RENTS" or "RENT" means all amounts expressed by this Lease to be payable by the Tenant to the Landlord including Basic Rent and Additional Rent.

"RENTABLE AREA" means, in respect of any rentable premises, the area in square feet of all floor space therein (including floor space of mezzanines, if any) measured in accordance with the Method of Measurement. The Rentable Area of the Premises shall be calculated and determined by the Landlord or its architect, land surveyor or quantity surveyor as soon as practicable following the execution and delivery of this Lease and, thereafter, whenever and as often as the Premises or any Accessory Area on the floor or floors of the Building the Premises are located shall be enlarged or diminished by any future alteration thereof. Each time the Rentable Area of the Premises is calculated and determined, the Landlord shall advise the Tenant accordingly and, (i) such calculated and determined area shall be the Rentable Area of the Premises as of the applicable date be it, the Commencement Date in the case of the initial calculation and determination of the area of the Premises at the commencement of the Term or that date which is the earlier of the date any alteratio n enlarging or diminishing the Premises or any Accessory Area on the floor or floors of the Building the Premises are located is completed or is in actual use, or otherwise determined by an agreement between the Landlord and the Tenant, and (ii) all Rent determined on the basis of the Rentable Area of the Premises shall be adjusted accordingly, retroactively if necessary. Until such adjustment (if any) is required to be made, the Rentable Area of the Premises is agreed to be as set forth in Subsection 1.1(i) or, if the Tenant has received notification from the Landlord that the Rentable Area of the Premises is different from that set out in Subsection 1.1(i), as set forth in the most recent notice the Landlord may have sent advising the Tenant of its determination and calculation of the Rentable Area of the Premises.

"RULES AND REGULATIONS" means the rules and regulations made by the Landlord as of the date of this Lease, the receipt of which is hereby acknowledged by the Tenant, pertaining to the operation, representation, safety, care or cleanliness of the Building and the Premises, the operation and maintenance of the Building and all equipment associated therewith, the use of the Common Facilities and all appurtenances associated therewith, Normal Business Hours, the lighting of rentable premises and other premises in the Building, the display of signs visible outside of any premises forming part of the Building (which rules and regulations may differentiate between different types of businesses and the use or uses put to a premises in the Building), and all other such rules and regulations or amendments to the existing rules and regulations as the Landlord may make from time to time; provided that, at all times, such rules and regulations are reasonable in the circumstances and are consistent with the provisions of this Lease.

"SECURITY AGREEMENT" means the terms, conditions, covenants and agreements set out in Section 14.8 which are intended to and shall form an agreement separate and divisible from this Lease, which shall survive the termination, surrender or disclaimer of this Lease and which are intended to and shall form a "security agreement" as defined in the Personal Property Security Act (Alberta). The
                             ------------------------------
consideration for the Security Agreement includes the granting of this Lease to the Tenant and the sum of ten dollars ($10.00) paid by the Landlord to the Tenant, the receipt and sufficiency of which is hereby acknowledged by the Tenant. If requested by the Landlord, the Tenant shall, within five (5) days of a written request therefor, re-execute and deliver the Security Agreement as a separate document using the Landlord's then standard form of general security agreement. Nonetheless, the Tenant acknowledges this Security Agreement and the Security Interest are complete and valid without the necessity of any further documentation in respect thereof.

"SECURITY INTEREST" means a "security interest", as defined in the Personal Property Security Act (Alberta), charge and lien in, over and in respect of the Collateral.

"STRUCTURAL ELEMENTS" means:

   (a) the cast-in-place concrete superstructure of the Building which is comprised of all interior core walls, foundations, sub-floor and floor slabs, beams, columns and the roof slab;

   (b) the weather envelope of the Building which is comprised of the air and water seal installed within the curtainwall system of the Building and which excludes, for clarification, all sheets of exterior glass, the roof membrane and the gaskets, shim tape and caulking elements or components of the Building's curtainwall system; and

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 13

   (c) any load-bearing pre-cast concrete components or structural steel members of the Building.

"STRUCTURAL REPAIRS" means all repairs made to and replacements of any constituent part or component of the Structural Elements of the Building.

"SUBLEASE" means any transaction other than an Assignment by which any right of use or occupancy (whether exclusive or non-exclusive, whether permanent or temporary and whether immediately, conditionally or contingently) relating to the whole or any part of the Premises is conferred upon anyone, and includes, in addition to a sublease, a sub-sublease, concession, license, sub-licence, agreement, sublease as security for any indebtedness or other obligation or any other arrangement conferring any such right of use or occupancy and whether or not the Tenant is a party thereto.

"TAXATION YEAR" means a consecutive twelve (12) month period ending December 31 or such other consecutive twelve (12) month period which is from time to time used by any Taxing Authority for the purposes of levying, charging or assessing Property Taxes.

"TAXES" means all taxes, rates, duties, levies, fees, charges and assessments whatsoever imposed, assessed, levied or charged from time to time by any Taxing Authority in respect of or computed by reference to the Building, the Building Lands or the Taxpayer or any aspect or attribute of any of the foregoing but excluding:

   (a) Income Tax of the Landlord, the Taxpayer and the Manager of the Building, and

   (b) Capital Tax, Capital Tax for the Building, Property Taxes, and any taxes referred to in Section 7.4.

"TAXING AUTHORITY" means any school, utility, municipal, regional, provincial, federal or other governmental or corporate authority, agency or commission.

"TAXPAYER" means the Landlord, each of the entities constituting the Landlord and each of the legal or beneficial owners of the Building or the Building Lands, if any and as may be applicable.

"TENANT" means the Tenant specified in Subsection 1.1(d) and its permitted successors and assigns. Any reference to the "Tenant" includes, where the context allows (such as, by way of example only, Sections 13.3, 13.4 and 13.6) the directors, officers, employees, contractors, agents, invitees, permitted subtenants and licensees of the Tenant and all other persons for whom the Tenant may reasonably be expected to exercise control over or for whom the Tenant is legally responsible.

"TENANT'S PROPORTIONATE SHARE" means the proportion that the Rentable Area of the Premises is to the Rentable Area of all office and retail premises in the Building, as determined by the Landlord.

"TENANT'S WORK" means all items of work other than Landlord's Work which are necessary to properly complete the Premises ready for use and occupancy by the Tenant for the purpose of its business, including, without limitation, all items of work which may be described under the heading "Tenant's Work" in Schedule "C".

"TERM" means the term of this Lease, which shall commence upon the earlier of the Commencement Date or the fifth anniversary of the date of this Lease, as specified in Subsection 1.1(a), and shall expire on the Termination Date.

"TERMINATION DATE" means the date as specified in Subsection 1.1(g) or, if no date is specified in Subsection 1.1(g), the date determined as follows:

    (a) if the Term commences on the first day of a calendar month, on an anniversary of the last day of the calendar month immediately preceding the calendar month in which the Term commences, which anniversary shall be the earliest such anniversary which includes in the Term the number of years specified in Subsection 1.1(h); or

    (b) if the Term commences other than on the first day of a calendar month, on an anniversary of the last day of the calendar month immediately preceding the calendar month in which the Term commences, which anniversary shall be the earliest such anniversary which includes in the Term the number of years specified in Subsection 1.1(h), save and except for the broken portion of the calendar month from the first day of the month in which the Term commences to the commencement of the Term.

"TRANSFER" means any Assignment, Sublease, Change in Control or other transaction or occurrence whatsoever, including an expropriation, receivership or seizure by execution or other legal process, which has or might have the result of changing the identity of the person or persons having lawful use or occupancy of the whole or any part of the Premises, whether such change is or might be immediate, deferred, conditional, exclusive or non-exclusive or permanent or temporary.

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 14

"TRANSFER FEE" means two hundred and fifty dollars ($250.00) or such other amount as the Landlord may, from time to time, advise the Tenant as constituting the Landlord's administrative fee associated with each request for the Landlord's consent to a Voluntary Transfer.

"UNAVOIDABLE DELAY" means a delay caused by fire, strike or other casualty or contingency beyond the reasonable control of a party who is, by reason thereof, delayed in the performance of such party's covenants and obligations under this Lease in circumstances where it is not within the reasonable control of such party to avoid such delay (but does not include any insolvency, lack of funds or other financial cause of delay).

"VOLUNTARY TRANSFER" means any Transfer to which the Tenant is a voluntary party or to which the consent of the Tenant is necessary and may be withheld (or could have been withheld had the Tenant complied with the requirements of Section 15.4 requiring it to reserve a right of consent, and a right to arbitrarily withhold such consent in respect of any transfer entered into by anyone other than the Tenant, including a tenant or subtenant under a Sublease).

                                                           INITIAL HERE:

                                                           Tenant:   // Initials
                                                                     -----------
                                                           Landlord: // Initials
                                                                     -----------

                              Schedule B, Page 15

                                  SCHEDULE "C"

                       LANDLORD'S WORK AND TENANT'S WORK



1.   LANDLORD'S WORK
     ---------------

1.1 There are no items of Landlord's Work to be performed. The Tenant accepts the Premises in an "as-is" condition as of the date set out in Subsection 1.1(a).

2.   TENANT'S WORK
     -------------

2.1 The Tenant's Work shall consist of the installation and construction of any and all alterations, improvements, Leasehold Improvements, fixtures, equipment, trade fixtures, furnishings and additions to or in the Premises which, in the sole opinion of the Tenant, are necessary or desirable for the Tenant to properly conduct its business or trade at, from or upon the Premises.